Exhibit 1.1

AZUL S.A.

•	Preferred Shares, including Preferred Shares in the Form of American Depositary Shares

Underwriting and Placement Agreement

•, 2017

Azul S.A.

Edifício Jatobá, 8th floor, Castelo Branco Office Park

Avenida Marcos Penteado de Ulhôa Rodrigues, 939

Tamboré, Barueri, SP, 06460-040

Brazil

Ladies and Gentlemen:

Azul S.A. (the “Company”), a sociedade por ações organized under the laws of the Federative Republic of Brazil (“Brazil”), and certain shareholders of the Company to the extent indicated on Schedule 2 hereto (collectively, the “Selling Shareholders”) propose to sell to the several underwriters named in Schedule 1 hereto (the “International Underwriters”), for whom Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Itau BBA USA Securities, Inc. are acting as representatives (collectively, the “Representatives”), an aggregate of • American Depositary Shares (the “Firm ADSs”) representing three preferred shares, no par value, of the Company (the “International Firm Shares”).

The Selling Shareholders are granting the International Underwriters an option, exercisable upon the mutual agreement of the International Underwriters and upon prior written notice from the Representatives to the other International Underwriters, the Company and the Selling Shareholders, at any time for a period of 30 days from, and including, the first day of trading of the Shares on the BM&FBOVESPA S.A. – Bolsa de Valores, Mercadorias e Futuros (“BM&FBOVESPA”) to purchase the Option Securities (as defined below) as and to the extent that these Option Securities are sold in the form of American Depositary Shares (the “Option ADSs”), each representing three preferred shares of the Company (the “International Option Shares” and, together with the International Firm Shares, the “International Shares”), minus the number of additional preferred shares of the Company (the “Brazilian Option Shares”) sold by the Selling Shareholders as a result of the exercise by Citigroup Global Markets Brasil, Corretora de Câmbio, Títulos e Valores Mobiliários S.A. on behalf of the Brazilian Underwriters (as defined herein) of the over-allotment option pursuant to the Brazilian Underwriting Agreement (as defined herein), at the initial public offering price, to cover over-allotments, if any. The Firm ADSs and the Option ADSs are collectively referred to as the “ADSs.”

In addition to the ADSs sold pursuant to this Agreement, the Company and the Selling Shareholders are selling • preferred shares of the Company (the “Brazilian Firm Shares” and, together with the Brazilian Option Shares, the “Brazilian Shares”) in Brazil and elsewhere pursuant to an agreement, dated as of the date hereof (the “Brazilian Underwriting Agreement”), among the Company, the Selling Shareholders and Citigroup Global Markets Brasil Corretora de Câmbio, Títulos e Valores Mobiliários S.A., Deutsche Bank S.A.—Banco Alemão, Banco Itau BBA S.A., Banco Bradesco BBI S.A., Banco J.P. Morgan S.A., Banco Santander (Brasil) S.A., Banco J. Safra S.A. and BB – Banco de Investimento S.A., as managers (the “Brazilian Underwriters”), and the BM&FBOVESPA, as intervening party (the “Brazilian Offering”). The Company and the Selling Shareholders understand that the Brazilian Underwriters have appointed Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Itau BBA USA Securities, Inc., Banco do Brasil Securities LLC, Bradesco Securities Inc., J.P. Morgan Securities LLC, Raymond James & Associates, Inc., Safra Securities LLC and Santander Investment Securities Inc. (the “Agents” and, together with the International Underwriters, the “International Banks”) as their agents for the facilitation of the placement of the Brazilian Shares outside Brazil, including the United States. The Brazilian Shares will be sold in Brazil pursuant to a Portuguese-language prospectus, including a Formulário de Referência (the “Brazilian Prospectus”), and will be settled in Brazil and paid for in Brazilian reais. Non-Brazilian investors purchasing Brazilian Shares must be authorized to invest in Brazilian securities under the requirements established by the Brazilian Monetary Council (Conselho Monetário Nacional), the Brazilian Securities Commission (Comissão de Valores Mobiliários, the “CVM”) and the Brazilian Central Bank (Banco Central do Brasil, the “Central Bank”), each as applicable.

The offering of the Firm ADSs by the Company and the Selling Shareholders and the Option Securities by the Selling Shareholders and the placement of the Brazilian Shares by the Agents outside of Brazil are part of a global offering of preferred shares by the Company and the Selling Shareholders (“Global Offering”).

The International Shares and the Brazilian Shares are collectively referred to as the “Shares.” The Option ADSs and the Brazilian Option Shares are collectively referred to as the “Option Securities”. The ADSs and the Shares are collectively referred to as the “Securities.”

Banco Bradesco BBI S.A. is not a U.S. registered broker-dealer and therefore will not sell Securities in the United States. However, Bradesco Securities Inc., an affiliate of Banco Bradesco BBI S.A., is a U.S. registered broker-dealer and is acting as a placement agent on behalf of Banco Bradesco BBI S.A. for the placement of Securities outside Brazil.

Safra Securities LLC’s participation in the Global Offering outside of Brazil will be strictly limited to its role as Agent on behalf of its affiliate, Banco J. Safra S.A. Safra Securities LLC will neither purchase from the Company nor offer to investors any ADSs in the Global Offering.

The ADSs purchased by the International Underwriters will be issued by Citibank, N.A. (the “ADS Depositary”) and may be evidenced by American Depositary Receipts (“ADRs”) pursuant to the Deposit Agreement, dated as of •, 2017 (the “ADS Deposit Agreement”), among the Company, the ADS Depositary, and all holders and beneficial owners of the ADSs issued thereunder. Each ADS will represent three preferred shares of the Company.

Citigroup Global Markets Inc. has agreed to reserve a portion of the ADSs to be purchased by it under this Agreement, up to an aggregate of 5% of the ADSs to be sold pursuant to this Agreement, for sale to persons who are the Company’s directors, officers or employees or who are otherwise associated with the Company (collectively, “Participants”), as set forth in the Prospectus (as hereinafter defined) under the heading “Underwriters (Conflicts of Interest)” (the “Directed Share Program”). The ADSs to be sold by Citigroup Global Markets Inc. and its affiliates pursuant to the Directed Share Program are referred to hereinafter as the “Directed ADSs.” Any Directed ADSs not orally confirmed for purchase by any Participant by • [A/P].M., New York City time [immediately prior to/on] the business day on which this Agreement is executed will be offered to the public by the International Underwriters as set forth in the Prospectus.

The International Underwriters and the Agents hereby propose to the Company and the Selling Shareholders, and the Company and the Selling Shareholders hereby confirm their agreement with the several International Underwriters, concerning the offering, purchase and sale of the Firm ADSs, including the underlying International Firm Shares, and the Option ADSs, including the underlying International Option Shares, respectively, and with the Agents concerning the placement of the Brazilian Shares outside Brazil, as follows:

1. Registration Statement.

(a) The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form F-1 (File No. 333-215908), including a prospectus relating to the ADSs, the underlying International Shares and Brazilian Shares placed outside Brazil. Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before effectiveness, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the ADSs and placement of Brazilian Shares outside Brazil. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

(b) The Company and the ADS Depositary have also filed with the Commission a registration statement on Form F-6 (No. 333-215925), filed on February 7, 2017, and a related prospectus, in the form of a Form of ADR (the “Registration Statement on Form F-6”), for the registration under the Securities Act of the ADSs, have filed such amendments thereto and such amended prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The Registration Statement on Form F-6, as amended at the time it becomes effective (including by the filing of any post-effective amendments thereto), and the prospectuses included therein, as then amended, are hereinafter called the “ADS Registration Statement.”

(c) At or prior to the Applicable Time (as defined below), the Company had prepared the following information (collectively with the pricing information set forth on Annex A, the “Pricing Disclosure Package”): a Preliminary Prospectus dated March 16, 2017 and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex A hereto.

(d) “Applicable Time” means • [A/P].M., New York City time, •, 2017.

2. Purchase of the ADSs by the International Underwriters and the Placement of the Brazilian Shares by the Agents. (a)(i) The Company agrees to cause to be issued and sold, and each of the Selling Shareholders agrees, as and to the extent indicated in Schedule 2 hereto, to cause to be sold, the Firm ADSs to the several International Underwriters as provided in this Agreement, and each International Bank, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to (i) in its capacity as International Underwriter, to the extent applicable, purchase at a price per ADS (the “Purchase Price”) of $• from the Company and the Selling Shareholders the respective number of Firm ADSs set forth opposite such International Underwriter’s name in Schedule 1 hereto and (ii) in its capacity as Agent, act as a placement agent for the placement of Brazilian Shares outside Brazil.

(ii) In addition, each of the Selling Shareholders agrees, severally and not jointly, to cause to be sold, the Option Securities to the several International Underwriters as provided in this Agreement as and to the extent that these Option Securities are sold in the form of Option ADSs up to the maximum number as indicated on Schedule 2 hereto, and the International Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from each of the Selling Shareholders at the Purchase Price less an amount per ADS equal to any dividends, interest attributable to shareholders’ equity or other distributions declared by the Company and payable on the Firm ADSs but not payable on the Option ADSs. If any Option ADSs are to be purchased, the number of Option ADSs to be purchased by each International Underwriter shall be the number of Option ADSs which bears the same ratio to the aggregate number of Option ADSs being purchased as the number of Firm ADSs set forth opposite the name of such International Underwriter in Schedule 1 hereto (or such number increased as set forth in Section 12 hereof) bears to the aggregate number of Firm ADSs being purchased from the Company and the Selling Shareholders by the several International Underwriters, subject, however, to such adjustments to eliminate any fractional ADSs as the Representatives in their sole discretion shall make. Any such election to purchase Option ADSs shall be made in proportion to the maximum number of Option ADSs to be sold by the Selling Shareholders as set forth in Schedule 2 hereto.

(iii) The International Underwriters may exercise the option to purchase Option Securities to the extent that these Option Securities are sold in the form of Option ADSs at any time in whole, or from time to time in part, for a period of 30 days from, and including, the first day of trading of the Shares on the BM&FBOVESPA, by written notice from the Representatives to the International Underwriters and the Company and the Selling Shareholders. Such notice shall set forth the aggregate number of Option ADSs as to which the option is being exercised and the date and time when the Option ADSs are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date or later than the tenth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 12 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein.

(iv) The Company and the Selling Shareholders hereby confirm their engagement of Deutsche Bank Securities Inc. as, and Deutsche Bank Securities Inc. hereby confirms its agreement with the Company and the Selling Shareholders to render services as, a “qualified independent underwriter” within the meaning of Rule 5121 (or any successor rule) (“Rule 5121”) as adopted by the Financial Industry Regulatory Authority, Inc. (“FINRA”) with respect to the offering, placement and sale of the Securities. Deutsche Bank Securities Inc., solely in its capacity as “qualified independent underwriter” and not otherwise, is referred to herein as the “QIU.”

(b) The Company and the Selling Shareholders understand that the International Underwriters intend to make a public offering of the ADSs and that the Agents intend to place Brazilian Shares outside Brazil as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the ADSs, including the underlying International Shares, and Brazilian Shares on the terms and at the public offering price set forth in the Prospectus. The Company and the Selling Shareholders acknowledge and agree that the International Banks may offer and sell ADSs to or place the Brazilian Shares with or through any affiliate of an International Bank.

(c)(i) Payment for the Firm ADSs shall be made by wire transfer in immediately available funds to the accounts specified by the Company and each of the Selling Shareholders, as applicable, to the Representatives, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036, at 10:00 A.M., New York City time, on •, 2017, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing. The time and date of such payment for the Firm ADSs is referred to herein as the “Closing Date.”

(ii) Payment for the Option ADSs, if any, shall be made by wire transfer in immediately available funds to the accounts specified by each of the Selling Shareholders, as applicable, to the Representatives on the date and at the time and place specified by the Representatives in the written notice of the International Underwriters’ election to purchase such Option ADSs. The time and date for such payment for the Option ADSs, if other than the Closing Date, is herein referred to as an “Additional Closing Date.”

(iii) Payment for the ADSs to be purchased on the Closing Date or any Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several International Underwriters of the ADSs to be purchased on such date, registered in such names and in such whole number amounts as the Representatives shall request in writing not later than two full business days prior to the Closing Date or any Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of such ADSs duly paid by the Company and the Selling Shareholders, as applicable. Delivery of the ADSs shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct. The form of the ADR evidencing the ADSs and the Shares will be made available for inspection by the Representatives not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date or any Additional Closing Date, as the case may be.

(iv) Payments with respect to the Brazilian Shares placed by the Agents outside Brazil will be made pursuant to the provisions of the Brazilian Underwriting Agreement.

(d) The Company and each of the Selling Shareholders acknowledge and agree that the International Banks are acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Selling Shareholders with respect to the offering of the ADSs and underlying International Shares by the International Underwriters and the placement of the Brazilian Shares outside Brazil by the Agents contemplated hereby (including in connection with determining the terms of the offering) and as principal and not as a financial advisor or a fiduciary to, or an agent of, the Company, the Selling Shareholders or any other person. The Company’s engagement of the International Banks in connection with the Global Offering and process leading up to such Global Offering is as independent contractors and not in any other capacity. Additionally, neither the Representatives nor any other International Bank is advising the Company, the Selling Shareholders or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Selling Shareholders shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby irrespective of whether any of the International Banks has advised or is currently advising the Company or any Selling Shareholder on related or other matters. Any review by the International Banks of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the International Banks and shall not be on behalf of the Company or the Selling Shareholders. The Company and the Selling Shareholders agree that they will not claim that the International Banks have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company or any of the Selling Shareholders in connection with the Global Offering or the process leading thereto.

3. Representations and Warranties of the Company. The Company represents and warrants to each International Bank that:

(a) Preliminary Prospectus. (i) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission; and (ii) each Preliminary Prospectus included in the Pricing Disclosure Package at the time of filing thereof, complied in all respects with the Securities Act, and no Preliminary Prospectus, at the time of filing thereof, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any International Bank furnished to the Company in writing by such International Bank through the Representatives expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any International Bank consists of the information described as such in Section 9(c) hereof.

(b) Pricing Disclosure Package. The Pricing Disclosure Package, as of the Applicable Time did not, and as of the Closing Date and as of any Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any International Banks furnished to the Company in writing by such International Bank through the Representatives expressly for use in such Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any International Bank consists of the information described as such in Section 9(c) hereof.

(c) Issuer Free Writing Prospectus. Other than the Registration Statement, the ADS Registration Statement, the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the International Banks in their capacity as such) has not prepared, used, authorized, approved or referred to and will not prepare, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the International Shares or the ADSs or the Brazilian Shares placed by the Agents (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (ii) the documents listed on Annex A hereto or (iii) each electronic road show and any other written communications approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complied in all respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and as of the Closing Date and as of any Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus or Preliminary Prospectus in reliance upon and in conformity with information relating to any International Bank furnished to the Company in writing by such International Bank through the Representatives expressly for use in such Issuer Free Writing Prospectus or Preliminary Prospectus, it being understood and agreed that the only such information furnished by any International Bank consists of the information described as such in Section 9(c) hereof.

(d) Registration Statement, ADS Registration Statement and Prospectus. Each of the Registration Statement and the ADS Registration Statement has been declared effective by the Commission. No order suspending the effectiveness of the either the Registration Statement or ADS Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the ADSs has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement, the ADS Registration Statement and any post-effective amendment thereto, the Registration Statement, the ADS Registration Statement and any such post-effective amendment complied and will comply in all respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of any Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any International Bank furnished to the Company in writing by such International Bank through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any International Bank consists of the information described as such in Section 9(c) hereof.

(e) Financial Statements. The financial statements (including the related notes thereto) of the Company and its consolidated subsidiaries included in the Registration Statement, the Pricing Disclosure Package and the Prospectus comply in all respects with the applicable requirements of the Securities Act and present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with the International Financial Reporting Standards (“IFRS”), as issued by the International Accounting Standards Board applied on a consistent basis throughout the periods covered thereby, and any supporting schedules included in the Registration Statement present fairly the information required to be stated therein; and the other financial information included in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly the information shown thereby.

(f) No Adverse Change. Since the date of the most recent financial statements of the Company included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) there has not been any change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries, or any dividends, interest attributable to shareholders’ equity or other distributions declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective adverse change, in or affecting the business, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Company and its subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(g) Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except to the extent that the failure to be so qualified, be in good standing or have the power and authority to conduct its business would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the properties, financial condition, results of operations or prospects of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Registration Statement. Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, each of the issued and outstanding shares or equity interests of each subsidiary of the Company has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through its subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim of any third-party. None of the outstanding shares of capital stock of any subsidiary of the Company were issued in violation of any preemptive or similar rights of any security holder of such subsidiary.

(h) Capitalization. The Company has an authorized capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Capitalization”; all the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Shareholders) have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any preemptive or similar rights; except as described in or expressly contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third-party. The Company has been duly registered with the CVM as a publicly-traded corporation of category “A” (as defined in CVM Instruction No. 480, of December 7, 2009, as amended), the Global Offering has been duly registered with the CVM, the Shares are listed and admitted for trading on the BM&FBOVESPA; and there are no restrictions on subsequent transfers of the Securities under the laws of Brazil and of the United States.

(i) Stock Options. With respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company (the “Company Stock Plans”), (i) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required shareholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (ii) each such grant was made in accordance with the terms of the Company Stock Plans and all applicable laws and regulatory rules or requirements and any exchange on which securities of the Company are traded, and (iii) each such grant was properly accounted for in accordance with IFRS in the financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the Commission in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all other applicable laws. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company of granting, Stock Options prior to, or otherwise coordinating the grant of Stock Options with, the release or other public announcement of material information regarding the Company or its subsidiaries or their results of operations or prospects.

(j) Due Authorization. The Company has full right, power and authority to execute and deliver the Transaction Documents (as defined below) to which it is a party and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and each of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby has been duly and validly taken.

(k) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(l) Other Documents. (i) Each of the Brazilian Underwriting Agreement and the Instrumento Particular de Contrato de Prestação de Serviços de Estabilização de Preço de Ações Preferenciais de Emissão da Azul S.A. (the “Brazilian Stabilization Agreement”) among the Company, the Selling Shareholders, the Brazilian Underwriters as intervening parties, and BM&FBOVESPA as broker and trading participant, has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability; and (ii) the ADS Deposit Agreement has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability.

(m) Descriptions of the Transaction Documents. Each Transaction Document (as defined below) conforms in all respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(n) ADSs. The ADSs to be sold hereunder, issued by the ADS Depositary against the deposit of Shares in respect thereof in accordance with the provisions of the ADS Deposit Agreement, have been or will be duly and validly issued and the persons in whose names the ADR will be registered will be entitled to the rights specified therein and in the ADS Deposit Agreement.

(o) Securities. Upon the sale and delivery to, and the subsequent sale and delivery by, the International Underwriters, and payment therefor (with respect to the ADSs and underlying International Shares), and upon placement by the Agents (with respect to the Brazilian Shares outside Brazil), in each case pursuant to this Agreement, the International Underwriters and subsequently the party to which the International Underwriters sell and deliver the ADSs, and the party to which the Agents have placed the Brazilian Shares, as the case may be, will acquire good, marketable and valid title to such ADSs or Brazilian Shares, as the case may be, free and clear of all rights of any third-party, pledges, liens, security interests, charges, claims or encumbrances of any kind.

(p) Shares. The International Shares underlying the ADSs, and the Brazilian Shares to be placed by the Agents, have been duly or will be duly issued and, when such ADSs (including the underlying International Shares) and such Brazilian Shares are delivered and paid for as provided herein or in the Brazilian Underwriting Agreement, as the case may be, they will be fully paid and non-assessable; and the issuance of the ADSs (including the underlying International Shares), the sale of the ADSs, the issuance of the Brazilian Shares and placement of the Brazilian Shares outside Brazil by the Agents are not subject to any preemptive or similar rights or rights of first offer, first refusal or similar rights.

(q) Description of the Shares and ADSs. The statements set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Description of Capital Stock,” and “Description of American Depositary Shares,” insofar as they purport to constitute a summary of the terms of the Shares and ADSs (including the ADRs), respectively, and the statements set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the caption “Taxation,” insofar as such statements relate to statements of law or legal conclusions under the federal tax laws of Brazil and United States federal income tax laws applicable to the International Shares and ADSs (including ADRs) and Brazilian Shares placed in the United States and subject to the limitations, qualifications and assumptions set forth therein, fairly summarize, in all material respects, the matters referred to therein.

(r) Exchange Listing. The Shares have been approved for listing on the Nível 2 segment of the BM&FBOVESPA, and the Company has not received any notice of any proceedings relating to the delisting of the Shares from such segment of the BM&FBOVESPA.

(s) Foreign Private Issuer. The Company is a “foreign private issuer” as defined in Rule 3b-4 under the Exchange Act.

(t) PFIC Status. The Company was not a “passive foreign investment company” (“PFIC”) as defined in Section 1297 of the United States Internal Revenue Code of 1986, as amended (the “Code”), for the year ended December 31, 2015 and, based on the Company’s current projected income, assets and activities, does not expect to be classified as a PFIC for the year ended December 31, 2016 or any subsequent taxable year.

(u) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(v) No Conflicts. The execution, delivery and performance by the Company of each of the Transaction Documents, the issuance, sale and placement, as applicable, of the Securities and the consummation by the Company of the transactions contemplated by the Transaction Documents will not (i) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries, (ii) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation applicable to the Company or any of its subsidiaries of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such breach, default, violation or event that would not, individually or in the aggregate, (x) have a Material Adverse Effect or (y) adversely affect the ability of the Company to perform its obligations under the Transaction Documents to which it is a party.

(w) No Consents Required. No consent, approval, authorization, order, license, registration or qualification of or with any court or arbitrator having jurisdiction over the Company or governmental or regulatory authority is required for the execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the Securities and the consummation of the transactions contemplated by the Transaction Documents, except such as may be required (i) for the registration of the Securities under the Securities Act, (ii) by the BM&FBOVESPA relating to (a) the authorization for listing and trading of the Shares on the Nível 2 segment (b) the maintenance of the authorization for trading of the Shares on the BM&FBOVESPA; and (c) the maintenance of the Company’s adherence to the rules of the Nível 2 segment, (iii) by the CVM relating to the registration and maintenance of the Company as a publicly held company (companhia aberta) under category “A”, (iv) by the CVM relating to the registration of the Global Offering, as provided in this Agreement and in the Brazilian Underwriting Agreement, (v) by the Associação Brasileira das Entidades dos Mercados Financeiro e de Capitais (“ANBIMA”) relating to the registration of the Global Offering, as provided in this Agreement and in the Brazilian Underwriting Agreement, (vi) by the BM&FBOVESPA relating to the adherence and maintenance of the Company’s adherence to the rules of the Nível 2 segment of the BM&FBOVESPA, (vi) by the CVM and the BM&FBOVESPA for the arrangements set out in the Brazilian Stabilization Agreement, (viii) by the CVM and the Central Bank relating to the registration of the ADS program, (ix) by the CVM, in connection with the filing of any Issuer Free Writing Prospectus and the approval by the CVM of the marketing materials used in Brazil, pursuant to CVM Instruction No. 400, dated December 29, 2003, as amended (“CVM Instruction No. 400”), (x) for the filing of the Company’s and the Selling Shareholders’ corporate acts related to the issuance and sale of the Securities and the Global Offering before the Junta Comercial do Estado de São Paulo (“JUCESP”) and publication of such corporate acts in the Diário Oficial do Estado de São Paulo and in the Diário de Comércio e Indústria newspapers and (xi) the approval of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and such approvals as may be required under applicable state securities laws in connection with the offer and sale of the ADSs, including the underlying International Shares, by the International Underwriters and the placement of the Brazilian Shares by the Agents, all of which have been obtained or will be duly obtained, prior to the Closing Date, except for (I) clause (x) which shall be presented for filing as required by applicable law within 30 days after the date of such corporate acts in order to be valid before vis-a-vis third parties and have retroactive effects, and (II) clause (iv) which shall be duly filed within 15 days as of the date of the closure communication of the Brazilian Offering (Anúncio de Encerramento).

(x) Legal Proceedings. There are no legal, regulatory or governmental proceedings, actions, suits or investigations pending, threatened or, to the knowledge of the Company, contemplated to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject (i) other than proceedings accurately described in all material respects in the Pricing Disclosure Package and proceedings that would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, or (ii) that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(y) Independent Accountants. Ernst & Young Auditores Independentes S.S., which has audited certain consolidated financial statements of the Company and its subsidiaries included in the Registration Statement is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(z) Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title to all of its properties and assets and owns or leases all such properties and assets as are necessary to the conduct of its operations as presently conducted free and clear of any liens, charges, securities interests or other encumbrances except such as (i) do not materially interfere with the intended use thereof and (ii) could not reasonably be expected to have a Material Adverse Effect.

(aa) Title to Intellectual Property. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as currently conducted. The Company and its subsidiaries have not received any notice of any claim of infringement, misappropriation or conflict with any rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

(bb) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and that is not so described in such documents and in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(cc) Lending Relationship. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of any International Bank and (ii) does not intend to use any of the proceeds from the sale of the Securities to repay any outstanding debt owed to any affiliate of any International Bank.

(dd) Investment Company Act. The Company is not and, after giving effect to the offering, issuance of the Shares, sale of the Securities and the application of the proceeds thereof received by the Company as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(ee) Taxes. The Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof, except where the failure to file or make payments would not, individually or in the aggregate, have a Material Adverse Effect; and except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets, except for any such deficiency that would not, individually or in the aggregate, have a Material Adverse Effect.

(ff) Absence of Taxes. Except as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, under the current laws and regulations and interpretations of the United States of America or Brazil or any political subdivision thereof (each, a “Taxing Jurisdiction”), there are no taxes, duties, levies, imposts, deductions, charges or withholdings imposed or, to the knowledge of the Company, pending or proposed, by any Taxing Jurisdiction either (i) on or by virtue of the execution of, delivery or performance by the Company of, or the enforcement of, the Transaction Documents or of any other document to be furnished hereunder or thereunder or (ii) on any payment to be made under or pursuant to this Agreement or the ADS Deposit Agreement, the sale by the Company of the ADSs and the underlying International Shares to the International Underwriters, or the resale of such ADSs and underlying International Shares by the International Underwriters to investors, the sale by the Company of the Brazilian Shares to the Brazilian Underwriters, the placement of the Brazilian Shares by the Agents, the deposit of the International Shares by the Company under the ADR Deposit Agreement, or relating to the issuance, creation, delivery, transfer, placement or sale of the Securities in the context of the Global Offering, in each case except for (A) income tax, taxes payable by the International Underwriters, the Agents and the Brazilian Underwriters relating to fees and commissions they will receive in connection with the Global Offering, (B) an administrative fee (taxa de fiscalização) and a registration fee payable to the CVM, (C) a listing fee (Taxa de Registro para Análise de Listagem) payable to the BM&FBOVESPA, (D) a registration fee payable to the ANBIMA, (E) a filing fee payable to the JUCESP in connection with the registration of the minutes of the corporate acts relating to the Global Offering and issuance of the Shares and placement and sale of the Securities, and (F) if applicable, the IOF – Imposto sobre Operações de Crédito, Câmbio e Seguro, ou Relativas a Títulos e Valores Mobiliários relating to the issuance, creation, delivery, transfer, placement or sale of the Securities in the context of the Global Offering; none of the holders of the ADSs or Brazilian Shares placed outside Brazil or any paying agent will be deemed resident, domiciled, carrying on business or subject to taxation in any Taxing Jurisdiction solely by reason of the execution, delivery, performance or enforcement of any of this Agreement or the ADS Deposit Agreement.

(gg) Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

(hh) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except as would not, individually or in the aggregate, have a Material Adverse Effect.

(ii) Compliance with and Liability under Environmental Laws. (i) The Company and its subsidiaries (a) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, judgments, decrees and orders (collectively, “Environmental Laws”) relating to the protection of the environment, natural resources or human health or safety, (b) have received all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, (c) are in compliance with all terms and conditions of any such permit, license or approval and (d) have not received notice of any actual or potential liability under or relating to, or actual or potential violation of, any Environmental Laws or for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except, in the cases of (a) through (c), where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect; and (ii) there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, have a Material Adverse Effect.

(jj) Compliance with ERISA. Neither the Company nor any member of a “Controlled Group” (defined as any controlled group of corporations or any group of trades or businesses, whether or not incorporated, that is treated as a single employer for purposes of Title IV of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) that includes the Company has established, maintains, contributes to or has any liability (actual or contingent) with respect to (or has in the past six years established, maintained, contributed to or had any liability (actual or contingent) with respect to) any “employee pension benefit plan,” within the meaning of Section 3(2) of ERISA, that is subject to Title IV of ERISA. Neither the Company nor any of its subsidiaries has any liability (actual or contingent) with respect to any post-retirement welfare benefits under any “employee welfare benefit plan” (within the meaning of Section 3(1) of ERISA that is subject to ERISA).

(kk) No Immunity. Each of the Company and each of its respective subsidiaries is subject to civil and commercial law in respect of its respective obligations under the Transaction Documents and the making and performing by each of them constitutes private and commercial acts rather than public or sovereign-related acts, and none of the Company or any of its respective properties, assets or revenues is subject to any right or immunity under Brazilian, U.S. federal or New York state law from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Brazilian, U.S. federal or New York state court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court with respect to their respective obligations, liabilities or any other matter under or arising out of or in connection herewith.

(ll) Enforcement of Foreign Judgments. Any final judgment rendered by any U.S. federal or New York state court located in the State of New York having jurisdiction under its own laws in respect of any suit, action or proceeding against the Company based upon any of the Transaction Documents would be declared enforceable against the Company by the courts of Brazil, without reconsideration or reexamination of the merits, upon confirmation of that judgment by the Brazilian Superior Court of Justice, which will occur if such judgment (i) fulfills all formalities required for its enforceability under the laws of the United States; (ii) is issued by a court of competent jurisdiction after proper service of process was made; (iii) is not subject to appeal; (iv) is apostilled by the appropriate authority of the state rendering such foreign judgment in accordance with the Hague Convention of October 5, 1961 Abolishing the Requirement of Legalization for Foreign Public Documents, or the Apostille Convention, or is duly authenticated by the appropriate Brazilian consulate; (v) is translated into Portuguese by a sworn translator in Brazil, unless an exemption is provided by an international treaty to which Brazil is a signatory; and (vi) is not contrary to Brazilian national sovereignty, public policy or public morality.

(mm) Valid Choice of Law. The choice of laws of the State of New York as the governing law of the Transaction Documents, where so selected, is a valid choice of law under the laws of Brazil and will be honored by the courts of Brazil, provided that such laws are not found by the Brazilian Superior Court of Justice to contravene Brazilian national sovereignty, good morals or public policy.

(nn) Submission to Jurisdiction. The Company has the power to submit, and pursuant to Section 17(d) of this Agreement, has legally, validly, effectively and irrevocably submitted, to the exclusive jurisdiction of any U.S. federal or New York state court located in The City of New York; and has the power to designate, appoint and empower, and pursuant to Section 17(d) of this Agreement, has legally, validly and effectively designated, appointed and empowered, an agent for service of process in any suit or proceeding based on or arising under this Agreement, in any U.S. federal or New York state court located in The City of New York.

(oo) Exchange Controls. No exchange control authorization or any other authorization, approval, consent or license of any governmental authority or regulatory agency or court in Brazil is required for the payment of any amounts payable under the Transaction Documents or, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, for the Company to pay dividends, interest attributable to shareholders’ equity or other distributions declared by the Company to the holders of the Securities. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, any amounts payable with respect to the Shares (including International Shares represented by ADSs) (i) upon liquidation of the Company or upon redemption thereof and (ii) in the form of dividends, interest attributable to shareholders’ equity or other distributions declared and payable on the Shares (including International Shares represented by ADSs) shall be paid by the Company in Brazilian reais that may be converted into foreign currency and freely transferred out of Brazil, as long as the investment in respect of the Shares is duly registered with the Central Bank and, if applicable, the CVM. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, under the heading “Taxation,” all such payments will otherwise be free and clear of any other tax, duty, withholding or deduction in Brazil or any political subdivision or taxing authority thereof or therein and may be paid in reais that may be converted into another currency and freely transferred out of Brazil, without the necessity of obtaining any governmental authorization in Brazil or any political subdivision or taxing authority thereof or therein.

(pp) Indemnification and Contribution. The Company has no reason to believe that the indemnification and contribution provisions set forth in Section 9 hereof contravene Brazilian law or public policy.

(qq) No Requirement to File or Record. This Agreement and the other Transaction Documents are in proper legal form under the laws of Brazil for the enforcement thereof in Brazil against the Company, and to ensure the legality, enforcement or admissibility into evidence of this Agreement and any other Transaction Document in Brazil, it is not necessary for this Agreement or any such Transaction Document, as the case may be, to be filed or recorded with any court or other authority in Brazil or that any tax or fee be paid in Brazil on or in respect of this Agreement or such Transaction Document, as the case may be, or any other document, other than court costs (including, without limitation, filing fees), except that, for the purpose of enforcing and admitting this Agreement and any other Transaction Document executed outside Brazil into evidence before the public agencies and courts in Brazil: (i)(a) the signatures of the parties executing this Agreement and any other Transaction Document outside Brazil shall have been notarized by a notary public licensed as such under the law of the place of signing and the signature of such notary public shall have been legalized by a Brazilian Consulate; (b) this Agreement or any such other Transaction Document, as applicable, shall have been translated into Portuguese by a sworn translator; and (c) this Agreement or any such other Transaction Document, as applicable, shall have been registered with the appropriate Registry of Titles and Deeds in Brazil, together with its sworn translations; or (ii) if the state in which the Transaction Document was executed is party to the Apostille Convention, (a) an authority designated by the state in which the Transaction Document is executed (“Competent Authority”) shall have issued a certificate that authenticates the origin of such Transaction Document (“Apostille”) and (b) the Apostille and such Transaction Document shall have been translated into the Portuguese language by a sworn translator. This Agreement and the other Transaction Documents are in proper legal form under the laws of the State of New York for the enforcement thereof in the State of New York against the Company, and it is not necessary in order to ensure the legality, validity, enforcement or admissibility into evidence of this Agreement and any other Transaction Document in the State of New York that this Agreement or any such Transaction Document, as the case may be, be filed or recorded with any court or other authority in the State of New York or that any tax or fee be paid in the State of New York on or in respect of this Agreement or such Transaction Document, as the case may be, or any other document, other than court costs, including (without limitation) filing fees.

(rr) No Brazilian Domicile. None of the non-Brazilian holders of the ADSs or Brazilian Shares, the International Banks or the ADS Depositary will be deemed resident, domiciled, carrying on business or subject to taxation in Brazil on an overall income basis solely by the execution, delivery, performance or enforcement of the Transaction Documents or the issuance of the Shares or placement or sale of the Securities or by virtue of the ownership or transfer of ADSs or Brazilian Shares or the receipt of payments on any of the Transaction Documents.

(ss) Disclosure Controls. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities.

(tt) Accounting Controls. The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the end of the Company’s most recent audited fiscal year, there has been no material weaknesses in the Company’s internal controls. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(uu) Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole, except as described in the Pricing Disclosure Package.

(vv) No Unlawful Payments. Neither the Company nor any of its subsidiaries or their directors or officers, nor, to the knowledge of the Company, any agent, employee, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries (i) has used any funds for any unlawful contribution, gift, property, entertainment or other unlawful expense related to political activity; (ii) has made, taken or will take any action to further or facilitate any offer, payment, gift, promise to pay, or any offer, gift or promise of anything else of value, directly or indirectly, to any person knowing that all or a portion of the payment will be offered, given or promised to anyone to improperly influence official action, to unlawfully obtain or retain business for the Company or its subsidiaries, or to secure an improper advantage for the Company or its subsidiaries; (iii) has made, offered, taken, or will make, offer or take any act in furtherance of any bribe, unlawful rebate, payoff, influence payment, property, gift, kickback or other unlawful payment; or (iv) is aware of, has taken or will take any action, directly or indirectly, that could result in a violation or a sanction for violation by such persons of the Foreign Corrupt Practices Act of 1977 (the “FCPA”), the OECD Convention on Bribery of Foreign Public Officials in International Business Transactions (the “OECD Bribery Convention”) or, to the extent applicable, the U.K. Bribery Act of 2010 (the “U.K. Bribery Act”), in each case as may be amended from time to time, or similar law of any other applicable jurisdiction, including the rules and regulations thereunder; and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates, have conducted their businesses in compliance with all applicable anti-bribery and anti-corruption laws (including, without limitation the FCPA and, to the extent applicable, the U.K. Bribery Act, and other similar laws of any other applicable jurisdiction, or the rules or regulations thereunder) and/or regulations and have instituted and maintain policies and procedures designed to promote and ensure, and which are reasonably expected to continue to ensure, continued compliance with all applicable anti-bribery and anti-corruption laws (including, without limitation the FCPA and, to the extent applicable, the U.K. Bribery Act, and other similar laws of any other applicable jurisdiction, or the rules or regulations thereunder) and with the representation and warranty contained herein. No part of the proceeds of the offering and sale of the Securities hereunder or under the Brazilian Underwriting Agreement will be used, lent, contributed or otherwise made available, directly or indirectly, for the purpose of financing or facilitating any activity that would violate, or in violation of, anti-bribery and anti-corruption laws (including, without limitation the FCPA and, to the extent applicable, the U.K. Bribery Act, and other similar laws of any other applicable jurisdiction, or the rules or regulations thereunder).

(ww) Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including without limitation, those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency, and any applicable laws implementing international anti-money laundering guidelines, principles or procedures issued by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States or Brazil is a member and with which designation the United States or Brazilian representative to the group or organization continues to concur, and any executive order, directive, or regulation pursuant to the authority or to the enforcement of any of the foregoing, or any orders or licenses issued thereunder (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(xx) Compliance with Sanctions. None of the Company, any of its subsidiaries, or any director or officer, nor, to the knowledge of the Company, any employee, agent or any other affiliate of the Company or any of their subsidiaries, nor any other person associated with or acting on behalf of the Company or any of its subsidiaries or benefiting in any capacity in connection with this Agreement (i) is, or is controlled or 50% or more owned in the aggregate by or is acting on behalf of, one or more individuals or entities that are currently the subject or target of any sanctions administered or imposed by the government of the United States (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, a member state of the European Union (including sanctions administered or enforced by Her Majesty’s Treasury of the United Kingdom) or any similar sanctions imposed by any governmental body to which the Company or any of its subsidiaries is subject (collectively, “Sanctions” and such persons, “Sanctioned Persons”), (ii) is designated as a ‘specially designated national’ or a ‘blocked person’ by the government of the United States, or (iii) is located, organized or resident in a country or territory that is, or the government of which is, the subject of Sanctions that broadly prohibit dealings with that country or territory, including, without limitation, Crimea, Cuba, Iran, Libya, North Korea, Sudan and Syria, (collectively, “Sanctioned Countries” and each, a “Sanctioned Country”). The Company will not, directly or indirectly, use the proceeds of the offering of the Securities hereunder or under the Brazilian Underwriting Agreement, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (x) to fund or facilitate any activities or business of or with any Sanctioned Person or Sanctioned Country; or (y) in any other manner that could result in a violation of any Sanctions by, or could result in the imposition of Sanctions against, any person (including any person participating in the offering, whether as underwriter, advisor, investor or otherwise). Neither the Company nor its subsidiaries have engaged in during the past five years, are not now engaged in, and will not engage in, any dealings or transactions with or for the benefit of any person that is, or at the time of the dealing or transaction or was, a Sanctioned Person, or with or in any Sanctioned Country, nor does the Company or any of its subsidiaries have any plans to engage in dealings or transactions with or for the benefit of any person that is, or at the time of the dealing or transaction or was, a Sanctioned Person, or with or in a Sanctioned Country.

(yy) No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(zz) No Limitation on Vote, Transfer and Payment of Dividends. Except as set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus, there are no limitations under Brazilian law on the rights of holders of the Securities to hold or vote or transfer their respective Securities, and no approvals are currently required in Brazil (including any foreign exchange or foreign currency approvals) in order for the Company to pay dividends, interest attributable to shareholders’ equity or other distributions declared by the Company to the holders of the Securities, including the ADS Depositary (with respect to the International Shares).

(aaa) No Broker’s Fees. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any International Bank for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities, except for commissions payable to the Brazilian Underwriters with respect to the Brazilian Shares as set forth in the Brazilian Underwriting Agreement.

(bbb) No Registration Rights. No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission, the issuance of the Shares and placement and sale of the Securities hereunder.

(ccc) No Stabilization. Except for the appointment of the International Banks and the Brazilian Underwriters, as to whose actions the Company makes no representation, and, except as provided for in the Brazilian Stabilization Agreement, the Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(ddd) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus is not based on or derived from sources that are reliable in all material respects.

(eee) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Prospectus or the Pricing Disclosure Package has been made or reaffirmed without a reasonable basis or has been disclosed not in good faith.

(fff) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”) applicable to the Company as of the date hereof.

(ggg) Status under the Securities Act. At the time of filing the Registration Statement and any post-effective amendment thereto and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act. The Company has paid the registration fee for this offering pursuant to Rule 456(b)(1) under the Securities Act or will pay such fee within the time period required by such rule (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(hhh) Directed Share Program. The Company represents and warrants that (i) the Registration Statement, the Pricing Disclosure Package and the Prospectus, any Preliminary Prospectus and any Issuer Free Writing Prospectuses comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Pricing Disclosure Package, the Prospectus, any Preliminary Prospectus and any Issuer Free Writing Prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and that (ii) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities laws and regulations of foreign jurisdictions in which the Directed ADSs are offered. The Company has not offered, or caused the International Underwriters to offer or place, as the case may be, Directed ADSs to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer or supplier’s level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

(iii) No Inconsistency. The Registration Statement, the Pricing Disclosure Package and the Prospectus do not omit any material information about the Company and the Selling Shareholders that is included in the Brazilian Prospectus, as the case may be, and there is no material difference and no inconsistency between the information relating to the Company and its subsidiaries contained in the Brazilian Prospectus and the information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus, as the case may be.

(jjj) Sales of Unregistered Securities. Except as described in the Pricing Disclosure Package, the Company has not sold, issued or distributed any of its preferred shares during the six-month period preceding the date hereof, including any sales pursuant to Section 4(a)(2) or Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

4. Representations and Warranties of the Selling Shareholders. Each of the Selling Shareholders, severally and not jointly, represents and warrants to each International Bank that:

(a) Required Consents; Authority. All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Shareholder of the Transaction Documents to which it is a party, and for the placement, sale and delivery, as may be the case, of the Securities to be sold by such Selling Shareholder hereunder, have been obtained, except (i) such as has been obtained or will be obtained prior to the Closing Date, (ii) such as may be required by the Securities Act, the Exchange Act, the rules of the BM&FBOVESPA, FINRA or the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities or (iii) such that would not reasonably be expected to have a material adverse effect on the performance of such Selling Shareholder of its obligations under the Transaction Documents to which it is a party; and such Selling Shareholder has full right, power and authority to enter into the Transaction Documents to which it is a party and to sell, assign, transfer and deliver the Securities to be sold by such Selling Shareholder hereunder; and (i) each of this Agreement, the Lock-up Agreement to which such Selling Shareholder is a party and the Brazilian Underwriting Agreement has been duly authorized, executed and delivered by such Selling Shareholder and constitutes a valid and legally binding agreement of such Selling Shareholder enforceable against such Selling Shareholder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy; and (ii) the Brazilian Stabilization Agreement has been duly authorized by such Selling Shareholder and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of such Selling Shareholder enforceable against such Selling Shareholder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability.

(b) No Conflicts. The execution, delivery and performance by such Selling Shareholder of the Transaction Documents to which it is a party, the placement, sale and delivery of the Securities by such Selling Shareholder and the consummation by such Selling Shareholder of the transactions contemplated herein or therein will not (i) result in any violation of the provisions of the charter or by-laws or similar organizational documents of such Selling Shareholder, (ii) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Shareholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation applicable to such Selling Shareholder of any court or arbitrator or governmental or regulatory agency, except in the case of clause (ii) and clause (iii) for any such breach, default, violation or event that would not, individually or in the aggregate, have a material adverse effect on the ability of such Selling Shareholder to perform its obligations under the Transaction Documents to which it is a party.

(c) Title to Securities. (i) Such Selling Shareholder has valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of the Securities to be sold at the Closing Date and any Additional Closing Date, as the case may be, by such Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities or adverse claims; and, (i) to the extent set forth on Schedule 2 hereto, upon delivery of the ADSs and payment therefor pursuant hereto, good and valid title to such ADSs, including the underlying International Shares, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the several International Underwriters, and (ii) upon the placement of the Brazilian Shares, good and valid title to such Brazilian Shares free and clear of all liens, encumbrances, equities or adverse claims, will pass to the final investors.

(ii) Upon payment for the ADSs, as applicable, including the underlying International Shares, to be sold by such Selling Shareholder pursuant to this Agreement, delivery of such ADSs, as directed by the International Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by DTC, registration of such ADSs in the name of Cede or such other nominee and the crediting of such ADSs on the books of DTC to securities accounts of the International Underwriters (assuming that neither DTC nor any such International Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such ADSs), (A) DTC shall be a “protected purchaser” of such ADSs within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the International Underwriters will acquire a valid security entitlement in respect of such ADSs and (C) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such ADSs may be asserted against the International Underwriters with respect to such security entitlement; for purposes of this representation, such Selling Shareholder may assume that when such payment, delivery and crediting occur, (x) such ADSs will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Depositary’s ADS registry in accordance with the ADS Deposit Agreement and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several International Underwriters on the records of DTC will have been made pursuant to the UCC.

(iii) Such Selling Shareholder specifically agrees that the ADSs represented by the ADR certificates sold by such Selling Shareholder, if any, are subject to the interests of the International Underwriters hereunder. Such Selling Shareholder specifically agrees that, to the extent permitted by applicable law, its obligations hereunder shall not be terminated by operation of law or by its dissolution or by the occurrence of any other event. If such Selling Shareholder should be dissolved or if any other such event should occur, before the delivery of the ADSs as may be required hereunder, ADR certificates representing such ADSs shall be delivered by or on behalf of such Selling Shareholder in accordance with the terms and conditions of this Agreement as if such dissolution or other event had not occurred.

(d) No Stabilization. Such Selling Shareholder has not taken and will not take during the restricted period (as defined in Rule 100 of Regulation M under the Exchange Act), directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities, except as provided for in the Brazilian Stabilization Agreement.

(e) Pricing Disclosure Package. The Pricing Disclosure Package, at the Applicable Time did not, and as of the Closing Date and as of any Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties set forth in this Section 4(e) are limited to statements or omissions made in reliance upon and in conformity with information relating to such Selling Shareholder furnished to the Company in writing by such Selling Shareholder expressly for use in the Registration Statement, the Pricing Disclosure Package, the Prospectus or any amendments or supplements thereto, it being understood and agreed that such information consists only of such Selling Shareholder’s name and information relating to its holdings of preferred shares of the Company set forth under the heading “Principal and Selling Shareholders” in the Registration Statement, the Pricing Disclosure Package, the Prospectus or any amendments or supplements thereto (the “Selling Shareholder Information”).

(f) Registration Statement, ADS Registration Statement and Prospectus. As of the applicable effective date of the Registration Statement and the ADS Registration Statement and any post-effective amendment thereto, the Registration Statement and the ADS Registration Statement and any such post-effective amendment did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of any Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the representations and warranties set forth in this Section 4(f) are limited to the Selling Shareholder Information.

(g) Information. As of the date hereof, as of the Closing Date and as of any Additional Closing Date, as the case may be, to the extent such Selling Shareholder is a Brazilian Person (as defined below) the placement and sale of the Securities by such Selling Shareholder is not and will not be prompted by any information concerning the Company or its subsidiaries which is not set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus. To the extent such Selling Shareholder is a Brazilian Person, such Selling Shareholder has no reason to believe the representations and warranties of the Company contained in Section 3 are not true, correct, sufficient and accurate, and such Selling Shareholder is familiar with the Registration Statement, the Pricing Disclosure Package and the Prospectus and has no knowledge of any fact, condition or information not disclosed in the Pricing Disclosure Package or the Prospectus that has had, or may have, an adverse effect on the Company and its subsidiaries, taken as a whole.

(h) No Inconsistency. The Registration Statement, the Pricing Disclosure Package and the Prospectus do not omit any material information about such Selling Shareholders that is included in the Brazilian Prospectus, as the case may be, and there is no material inconsistency between the information relating to the Company and its subsidiaries contained in the Brazilian Prospectus and the information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus, as the case may be; provided that the representations and warranties set forth in this Section 4(h) are limited to statements or omissions made in reliance upon and in conformity with the Selling Shareholder Information.

(i) Issuer Free Writing Prospectus. Other than the Registration Statement, any Preliminary Prospectus and the Prospectus, such Selling Shareholder (including its agents and representatives, other than the International Banks in their capacity as such) has not prepared, used, authorized, approved or referred to and will not prepare, use, authorize, approve or refer to any Issuer Free Writing Prospectus, other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (ii) the documents listed on Annex A hereto and each electronic road show or (iii) any other written communications approved in writing in advance by the Company and the Representatives.

(j) Enforcement of Foreign Judgments. To the extent such Selling Shareholder is a natural person resident in Brazil or an entity organized or incorporated under the laws of Brazil (a “Brazilian Person”), any final judgment rendered by any U.S. federal or New York state court located in the State of New York having jurisdiction under its own laws in respect of any suit, action or proceeding against such Selling Shareholder based upon any of the Transaction Documents to which it is a party would be declared enforceable against such Selling Shareholder by the courts of Brazil, without reconsideration or reexamination of the merits, upon confirmation of that judgment by the Brazilian Superior Court of Justice, which will occur if such judgment (i) fulfills all formalities required for its enforceability under the laws of the United States; (ii) is issued by a court of competent jurisdiction after proper service of process was made; (iii) is not subject to appeal; (iv) is apostilled by the appropriate authority of the state rendering such foreign judgment in accordance with the Hague Convention of October 5, 1961 Abolishing the Requirement of Legalization for Foreign Public Documents, or the Apostille Convention, or is duly authenticated by the appropriate Brazilian consulate; (v) is translated into Portuguese by a sworn translator in Brazil, unless an exemption is provided by an international treaty to which Brazil is a signatory; and (vi) is not contrary to Brazilian national sovereignty, public policy or public morality.

(k) Submission to Jurisdiction. Such Selling Shareholder has the power to submit, and pursuant to Section 17(d) of this Agreement, has legally, validly, effectively and irrevocably submitted, to the exclusive jurisdiction of any U.S. federal or New York state court located in The City of New York; and, to the extent such Selling Shareholder is a Brazilian Person, has the power to designate, appoint and empower, and pursuant to Section 17(d) of this Agreement, has legally, validly and effectively designated, appointed and empowered, an agent for service of process in any suit or proceeding based on or arising under this Agreement in any U.S. federal or New York state court located in The City of New York.

(l) No Requirement to File or Record. To the extent such Selling Shareholder is a Brazilian Person, the Transaction Documents to which such Selling Shareholder is a party are in proper legal form under the laws of Brazil for the enforcement thereof in Brazil against such Selling Shareholder, and to ensure the legality, enforcement or admissibility into evidence of the Transaction Documents to which such Selling Shareholder is a party in Brazil, it is not necessary for the Transaction Documents to which such Selling Shareholder is a party, to be filed or recorded with any court or other authority in Brazil or that any tax or fee be paid in Brazil on or in respect of Transaction Documents to which such Selling Shareholder is a party, or any other document, other than court costs (including, without limitation, filing fees), except that, for the purpose of enforcing and admitting into evidence before the public agencies and courts in Brazil any of the Transaction Documents to which such Selling Shareholder is a party that were executed outside Brazil: (i)(a) the signatures of the parties executing this Agreement and any other Transaction Document outside Brazil shall have been notarized by a notary public licensed as such under the law of the place of signing and the signature of such notary public shall have been legalized by a Brazilian Consulate; (b) this Agreement or any such other Transaction Document, as applicable, shall have been translated into Portuguese by a sworn translator; and (c) this Agreement or any such other Transaction Document, as applicable, shall have been registered with the appropriate Registry of Titles and Deeds in Brazil, together with its sworn translations; or (ii) if the state in which the Transaction Document was executed is party to the Apostille Convention, (a) a Competent Authority shall have issued an Apostille and (b) the Apostille and such Transaction Document shall have been translated into the Portuguese language by a sworn translator. The Transaction Documents to which such Selling Shareholder is a party are in proper legal form under the laws of the State of New York for the enforcement thereof in the State of New York against the Selling Shareholder, and it is not necessary in order to ensure the legality, validity, enforcement or admissibility into evidence of the Transaction Documents to which such Selling Shareholder is a party in the State of New York that the Transaction Documents to which such Selling Shareholder is a party be filed or recorded with any court or other authority in the State of New York or that any tax or fee be paid in the State of New York on or in respect of the Transaction Documents to which such Selling Shareholder is a party, or any other document, other than court costs, including (without limitation) filing fees.

(m) No Unlawful Payments. Neither the Selling Shareholder nor any of its subsidiaries or their directors or officers, nor, to the knowledge of the Selling Shareholder, any agent, employee, affiliate or other person associated with or acting on behalf of the Selling Shareholder or any of its subsidiaries (i) has used any funds for any unlawful contribution, gift, property, entertainment or other unlawful expense related to political activity for the benefit of the Company or its subsidiaries; (ii) has made, taken or will take any action to further or facilitate any offer, payment, gift, promise to pay, or any offer, gift or promise of anything else of value, directly or indirectly, to any person knowing that all or a portion of the payment will be offered, given or promised to anyone to improperly influence official action, to obtain or retain business for the Company or its subsidiaries, or to secure an improper advantage for the Company or its subsidiaries; (iii) has made, offered, taken, or will make, offer or take any act in furtherance of any bribe, unlawful rebate, payoff, influence payment, property, gift, kickback or other unlawful payment to obtain or retain business for the Company or its subsidiaries, or to secure an improper advantage for the Company or its subsidiaries; or (iv) is aware of, has taken or will take any action, directly or indirectly, to secure an improper advantage or for the benefit of the Company or any of its subsidiaries that would result in a violation or a sanction for violation by such persons of the FCPA, the OECD Bribery Convention or, to the extent applicable, the U.K. Bribery Act, in each case as may be amended from time to time, or similar law of any other applicable jurisdiction, including the rules and regulations thereunder; No part of the proceeds of the offering and sale of the Securities to be sold by the Selling Shareholder hereunder or under the Brazilian Underwriting Agreement will be used, lent, contributed or otherwise made available, directly or indirectly, for the purpose of financing or facilitating any activity that would violate, or in violation of, anti-bribery and anti-corruption laws (including, without limitation the FCPA and, to the extent applicable, the U.K. Bribery Act, and other similar laws of any other applicable jurisdiction, or the rules or regulations thereunder).

(n) Compliance with Money Laundering Laws. The operations of the Selling Shareholder and its subsidiaries are and have been conducted at all times in compliance with the Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Selling Shareholder or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Selling Shareholder, threatened.

(o) Compliance with Sanctions. None of the Selling Shareholder, any of its subsidiaries, or any director or officer, nor, to the knowledge of the Selling Shareholder, any employee or agent or any other person acting on behalf of the Selling Shareholder or any of its subsidiaries (i) is, or is majority-owned by, a Sanctioned Person, (ii) is designated as a ‘specially designated national’ or a ‘blocked person’ by the government of the United States, or (iii) is located, organized or resident in a Sanctioned Country. The Selling Shareholder will not, directly or indirectly, use the proceeds of the offering of the Securities to be sold by the Selling Shareholder hereunder or under the Brazilian Underwriting Agreement, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (x) to fund or facilitate any activities or business of or with any Sanctioned Person or Sanctioned Country; or (y) in any other manner that could result in a violation of any Sanctions by, or would result in the imposition of Sanctions against, any person (including any person participating in the offering, whether as underwriter, advisor, investor or otherwise). Neither the Selling Shareholder nor its subsidiaries have, during the past five years, entered in any contract, agreement or understanding to engage in dealings or transactions with any person that is, or at the time of the dealing or transaction or was, a Sanctioned Person, or with or in any Sanctioned Country.

5. Further Agreements of the Company. The Company covenants and agrees with each International Bank that:

(a) Required Filings. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act, and will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the International Banks in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request.

(b) Delivery of Copies. The Company will deliver, without charge, (i) to the Representatives, ten signed copies of the Registration Statement, as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each International Bank (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and each Issuer Free Writing Prospectus) as the Representatives may reasonably request. The term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the International Banks a prospectus relating to the Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Securities by any International Bank or dealer.

(c) Amendments or Supplements, Issuer Free Writing Prospectuses. Before preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Representatives and counsel for the International Banks a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably objects.

(d) Notice to the Representatives. The Company will advise the Representatives promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when the ADS Registration Statement has become effective; (iii) when any amendment to the Registration Statement or ADS Registration Statement has been filed or becomes effective; (iv) when any supplement to the Prospectus or any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed or distributed; (v) of any request by the Commission for any amendment to the Registration Statement or ADS Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or ADS Registration Statement or any other request by the Commission for any additional information; (vi) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or ADS Registration Statement or preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vii) the issuance by the CVM or other Brazilian governmental authority of any order suspending the use of any offering document of securities or the initiation or threatening of any proceeding for that purpose; (viii) of the occurrence of any event or development within the Prospectus Delivery Period as a result of which the Registration Statement, the Prospectus, the Pricing Disclosure Package or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances existing when the Registration Statement, the Prospectus, the Pricing Disclosure Package or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; and (ix) of the receipt by the Company of any notice with respect to any suspension of the qualification of the International Shares or ADSs for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement and the ADS Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or suspending any such qualification of the International Shares or ADSs and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e) Ongoing Compliance. The Company will comply with the applicable Securities Act and the Exchange Act rules and regulations, Brazilian law and the rules and regulations of the New York Stock Exchange and the BM&FBOVESPA so as to permit the completion of the distribution of the Securities as contemplated in this Agreement, the Brazilian Underwriting Agreement, the Registration Statement, the Pricing Disclosure Package and the Prospectus, and (1) if during the Prospectus Delivery Period (i) any event or development shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the International Banks thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the International Banks and to such dealers as the Representatives may designate such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading, or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date or any Additional Closing Date, as applicable, (i) any event or development shall occur or condition shall exist as a result of which the Registration Statement, the Pricing Disclosure Package, each as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Pricing Disclosure Package to comply with law, the Company will immediately notify the International Banks thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the International Banks and to such dealers as the Representatives may designate, such amendments or supplements to the Pricing Disclosure Package as may be necessary so that the statements in the Pricing Disclosure Package as so amended or supplemented will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, not misleading or so that the Pricing Disclosure Package will comply with law.

(f) Blue Sky Compliance. The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Securities; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g) Earning Statement. The Company will make generally available to its security holders and the Representatives as soon as practicable, but not later than the Availability Date (as defined below), an earnings statement that satisfies the provisions of Section 9(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least 12 months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement. “Availability Date” means the day on which the Company is required to file its annual report on Form 20-F.

(h) Tax Gross-Up. The Company agrees with each of the Representatives to make all payments under the Transaction Documents without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever imposed by any Taxing Jurisdiction, unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction will equal the amounts that would have been received if no withholding or deduction has been made, except to the extent that such taxes, duties or charges (a) were imposed due to some connection of an International Bank with the Taxing Jurisdiction other than the mere entering into of this Agreement or receipt of payments hereunder or (b) would not have been imposed but for the failure of such International Bank to comply with any reasonable certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the Taxing Jurisdiction of the International Bank if such compliance is required or imposed by law as a precondition to an exemption from, or reduction in, such taxes, duties or other charges. The Company further agrees to indemnify and hold harmless the International Banks against any documentary, stamp, sales, transaction or similar issue tax, including any interest and penalties, on the creation, issue, placement and sale of the Securities, and on the execution, delivery, performance and enforcement of the Transaction Documents.

(i) Clear Market. (i) For a period of 180 days after the date of the Prospectus, the Company will not, and will cause its directors and officers not to, (i) issue, offer, pledge, deposit, loan, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any preferred shares of the Company (including the Securities) or any securities representing or convertible into or exercisable or exchangeable for any such securities (including, without limitation, any common shares of the Company convertible into preferred shares, or such other securities which may be deemed to be beneficially owned by the Company or such directors and officers in accordance with the rules and regulations of the Commission and securities which may be issued upon exercise of a stock option or warrant), or publicly disclose the intention to make any issue, offer, sale, pledge, deposit, loan, contract, grant, transfer, disposition or filing, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences associated with ownership of any preferred shares of the Company (including the Securities) or any such other securities of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of preferred shares of the Company (including the Securities) or such other securities, in cash or otherwise, or (iii) file any registration statement with the Commission under the Securities Act or a similar Brazilian regulatory authority under Brazilian corporate law relating to the offering of any preferred shares (including the Securities) or any security convertible into or exercisable or exchangeable for preferred shares of the Company (including, without limitation, common shares of the Company convertible into preferred shares or such other securities which may be deemed to be beneficially owned by the Company or such directors and officers in accordance with the rules and regulations of the Commission and securities which may be issued upon exercise of a stock option or warrant) without the prior written consent of the Representatives, other than (1) the Securities to be sold hereunder and under the Brazilian Underwriting Agreement; (2) any preferred shares of the Company issued or to be issued upon the exercise of options granted under Company Stock Plans that are in existence as of the date hereof and described in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (3) the loan of a certain number of preferred shares, in order to allow the stabilization of the preferred shares as provided in the Brazilian Stabilization Agreement or (4) transfers of preferred shares of the Company (including the Securities) by such directors and officers as a bona fide gift or gifts, provided that in the case of any transfer pursuant to clause (4), each donee shall execute and deliver to the Representatives a written agreement accepting the restrictions set forth in this paragraph as if it were such director or officer; and provided, further, that in the case of any transfer pursuant to clause (4), no filing by any party (donor or donee) under the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the 180-day restricted period referred to above).

(ii) If the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in Section 5(i)(i), Section 6(a) or a Lock-up Agreement for an officer or director of the Company by executing a waiver substantially in the form of Exhibit B hereto, and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit B hereto through a major news service at least two business days before the effective date of the release or waiver.

(j) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Use of Proceeds.”

(k) No Stabilization. Except for the appointment of the International Banks and the Brazilian Underwriters, as to whose actions the Company makes no representation, and, except as provided for in the Brazilian Stabilization Agreement, the Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(l) Exchange Listing. The Company will use its best efforts to list, subject to notice of issuance, the ADSs on the New York Stock Exchange. The Company will use its best efforts to list the Brazilian Shares on the Nível 2 segment of the BM&FBOVESPA.

(m) Reports. If at any time within three years of the date of this Agreement the Company ceases to be subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act to file reports with the Commission on the Electronic Data Gathering, Analysis, and Retrieval system, the Company will furnish to the International Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; and the Company will furnish to the International Underwriters and the Agents as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to shareholders.

(n) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(o) Filings. The Company will file with the Commission such reports as may be required by Rule 463 under the Securities Act.

(p) Deposit of International Shares. Prior to Closing Date and any Additional Closing Date, as applicable, the Company will deposit, or cause to be deposited, International Shares with the custodian for the ADS Depositary in accordance with the provisions of the ADS Deposit Agreement so that the ADSs to be issued and delivered to the International Underwriters at such Closing Date or Additional Closing Date, as applicable, are issued by the ADS Depositary against receipt of such International Shares and delivered to the International Underwriters at such Closing Date or Additional Closing Date, as applicable.

(q) Directed Share Program. The Company will comply with all applicable securities and other laws, rules and regulations in each jurisdiction in which the Directed ADSs are offered in connection with the Directed Share Program.

6. Further Agreements of the Selling Shareholders. Each of the Selling Shareholders, severally and not jointly, covenants and agrees with each International Bank that:

(a) Clear Market. Such Selling Shareholder shall have entered into its Lock-up Agreement on or before the date hereof and such Lock-up Agreement shall be in full force and effect on the Closing Date and any Additional Closing Date.

(b) Tax Gross-Up. Such Selling Shareholder agrees with each of the Representatives to make all payments under the Transaction Documents to which it is a party without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever imposed by any Taxing Jurisdiction, unless such Selling Shareholder is compelled by law to deduct or withhold such taxes, duties or charges. In that event, such Selling Shareholder shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction will equal the amounts that would have been received if no withholding or deduction has been made, except to the extent that such taxes, duties or charges (a) were imposed due to some connection of an International Bank with the Taxing Jurisdiction other than the mere entering into of this Agreement or receipt of payments hereunder or (b) would not have been imposed but for the failure of such International Bank to comply with any reasonable certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the Taxing Jurisdiction of the International Bank if such compliance is required or imposed by law as a precondition to an exemption from, or reduction in, such taxes, duties or other charges. Such Selling Shareholder further agrees to indemnify and hold harmless the International Banks against any documentary, stamp, sales, transaction (including capital gains) or similar issue tax, including any interest and penalties, on the creation, issue, placement and sale of the Securities to be sold by it, and on the execution, delivery, performance and enforcement of the Transaction Documents to which it is a party.

(c) Tax Form. Such Selling Shareholder will deliver to the Representatives prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the International Banks’ documentation of their compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982, as amended, with respect to the transactions herein contemplated.

(d) Deposit of International Shares. Prior to the Closing Date, such Selling Shareholder to the extent selling ADSs hereby will deposit or cause to be deposited International Shares with the custodian for the ADS Depositary in accordance with the provisions of the ADS Deposit Agreement so that the ADRs evidencing the ADSs to be delivered to the International Underwriters at the Closing Date and any Additional Closing Date are executed, countersigned and issued by the ADS Depositary against receipt of such International Shares and delivered to the International Underwriter at the Closing Date, as applicable.

7. Representations and Warranties of the International Underwriters and the Agents. Each International Underwriter and Agent, severally and not jointly, hereby represents and agrees that:

(a) It has not used, authorized use of, referred to or participated in the planning for use of, and will not use, authorize use of, refer to or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex A or prepared pursuant to Section 3(c) or Section 4(i) above (including any electronic road show), or (iii) any free writing prospectus prepared by such underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).

(b) It has not and will not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the preferred shares or ADSs unless such terms have previously been included in a free writing prospectus filed with the Commission.

(c) It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company and the Selling Shareholder if any such proceeding against it is initiated during the Prospectus Delivery Period).

8. Conditions of International Banks’ Obligations. The obligation of each Agent to facilitate the placement of the Brazilian Shares outside Brazil and of each International Underwriter to purchase the Firm ADSs on the Closing Date or the Option Securities on any Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company and the Selling Shareholders of their covenants and other obligations hereunder and to the following additional conditions:

(a) Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement or ADS Registration Statement shall be in effect, and no proceeding for such purpose pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 5(a) hereof; all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives; and the registration of the Global Offering by the CVM shall be in full force and effect.

(b) Representations and Warranties of the Company. The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date and any Additional Closing Date, as the case may be; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date and any Additional Closing Date, as the case may be.

(c) Representations and Warranties of the Selling Shareholders. The respective representations and warranties of each of the Selling Shareholders contained herein shall be true and correct on the date hereof and on and as of the Closing Date and any Additional Closing Date, as the case may be; and the statements of each of the Selling Shareholders and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date and any Additional Closing Date, as the case may be.

(d) No Downgrade. Subsequent to the earlier of (A) the Applicable Time and (B) the execution and delivery of this Agreement, if there are any debt securities or preferred shares of or guaranteed by the Company or any of its subsidiaries that are rated by a “nationally recognized statistical rating organization”, as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, (i) no downgrading shall have occurred in the rating accorded any such debt securities or preferred shares and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any such debt securities or preferred shares (other than an announcement with positive implications of a possible upgrading).

(e) No Adverse Change. No event or condition of a type described in Section 3(f) hereof shall have occurred or shall exist, which event or condition is not described in the Pricing Disclosure Package (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the placement of the Brazilian Shares, or the offering, sale or delivery of the ADSs on the Closing Date or any Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

(f) Transaction Documents. The parties to (i) this Agreement, (ii) the lock-up agreements each substantially in the form of Exhibit A hereto, between the International Underwriters, the Agents and certain officers, directors and shareholders of the Company, the Selling Shareholders and other Shareholders holding more than 1% of the Company’s shares, relating to the sales and certain other dispositions of the preferred shares of the Company (including the Securities) and certain other securities, delivered to the International Underwriters and the Agents on or before the date hereof (collectively, the “Lock-up Agreements”), (iii) the Brazilian Underwriting Agreement, and (iv) the ADS Deposit Agreement, (collectively, the “Transaction Documents”), shall have executed and delivered all such documents, which shall be in full force and effect on the Closing Date and any Additional Closing Date.

(g) Officers’ Certificates. The International Underwriters and the Agents shall have received (x) on and as of the Closing Date and any Additional Closing Date, as the case may be, a certificate of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is satisfactory to the International Underwriters and the Agents (i) confirming that such officers have carefully reviewed the Registration Statement, the Pricing Disclosure Package and the Prospectus and, to the best knowledge of such officers, the representations of the Company set forth in Sections 3(b) and 3(d) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date and any Additional Closing Date, as the case may be, and (iii) to the effect set forth in Sections 8(a), 8(d) and 8(e) above and (y) on and as of the Closing Date and any Additional Closing Date, as the case may be, a certificate of a validly constituted officer or representative of each Selling Shareholder, in form and substance reasonably satisfactory to the International Underwriters and the Agents, confirming that the representations of such Selling Shareholder in this Agreement are true and correct and that such Selling Shareholder has complied with all agreements and satisfied all conditions applicable to it to be performed or satisfied hereunder at or prior to the Closing Date and any Additional Closing Date, as applicable.

(h) CFO Certificate. The International Underwriters and the Agents shall have received on and as of the date hereof, the Closing Date and any Additional Closing Date, as the case may be, a certificate of the chief financial officer of the Company in form and substance satisfactory to the International Underwriters and the Agents.

(i) Comfort Letters. On the date of this Agreement and on the Closing Date and any Additional Closing Date, as the case may be, Ernst &Young Auditores Independentes S.S. shall have furnished to the International Banks, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the International Banks, in form and substance reasonably satisfactory to the International Banks, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided, that each letter delivered on the date of this Agreement, the Closing Date or any Additional Closing Date, as the case may be, shall use a “cut-off” date no more than three business days prior to the date of this Agreement, the Closing Date or such Additional Closing Date, as the case may be.

(j) Opinion and 10b-5 Statement of U.S. Counsel for the Company. Shearman & Sterling LLP, U.S. counsel for the Company, shall have furnished to the International Banks, at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date and any Additional Closing Date, as the case may be, and addressed to the International Banks, in form and substance reasonably satisfactory to the International Banks.

(k) Opinion and 10b-5 Statement of Brazilian Counsel for the Company. Pinheiro Neto Advogados, Brazilian counsel for the Company, shall have furnished to the International Banks, at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date and any Additional Closing Date, as the case may be, and addressed to the International Banks, in form and substance reasonably satisfactory to the International Banks.

(l) Opinion of U.S. Counsel for the Selling Shareholders. Ropes & Gray LLP, Jones Day, Parr Brown Gee & Loveless, Moss & Gilmore LLP and Cleary Gottlieb Steen & Hamilton LLP, U.S. counsels for the Selling Shareholders, shall have furnished to the International Banks, at the request of the Company, their written opinion, dated the Closing Date and any Additional Closing Date, as the case may be, and addressed to the International Banks, in form and substance reasonably satisfactory to the International Banks.

(m) Opinion of Brazilian Counsel for the Selling Shareholders. Pinheiro Neto Advogados, Brazilian counsel for the Selling Shareholders, shall have furnished to the International Banks, at the request of the Company, their written opinion, dated the Closing Date and any Additional Closing Date, as the case may be, and addressed to the International Banks, in form and substance reasonably satisfactory to the International Banks.

(n) Opinion and 10b-5 Statement of U.S. Counsel for the International Banks. The International Banks shall have received on and as of the Closing Date and any Additional Closing Date, as the case may be, an opinion and 10b-5 statement of Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel for the International Banks, with respect to such matters as the International Banks may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(o) Opinion and 10b-5 Statement of Brazilian Counsel for the International Banks. The International Underwriters and the Agents shall have received on and as of the Closing Date and any Additional Closing Date, as the case may be, an opinion and 10b-5 statement of Lefosse Advogados, Brazilian counsel for the International Banks, with respect to such matters as the International Banks may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(p) Opinion of Counsel for the ADS Depositary. The International Underwriters shall have received on and as of the Closing Date and any Additional Closing Date, as the case may be, the favorable opinion, of Patterson Belknap Webb & Tyler LLP, counsel for the ADS Depositary, addressed to the International Underwriters, in form and substance reasonably satisfactory to the International Underwriters.

(q) Certificate of ADS Depositary. On and as of the Closing Date and on any Additional Closing Date, as the case may be, the International Underwriters shall have received a certificate of the ADS Depositary, in form and substance satisfactory to the International Underwriters, executed by one of its authorized officers with respect to the deposit with the custodian named under the ADS Deposit Agreement of the International Shares underlying the ADSs to be purchased against issuance of the ADSs, the issuance and delivery of the ADSs pursuant to the ADS Deposit Agreement and such other matters related thereto as the International Underwriters may reasonably request.

(r) No Legal Impediment to Issuance and/or Sale. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or any Additional Closing Date, as the case may be, prevent the issuance of the International Shares or the Brazilian Shares or sale of the Securities by the Company or any of the Selling Shareholders; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or any Additional Closing Date, as the case may be, prevent the issuance of the International Shares or the Brazilian Shares or sale of the Securities by the Company or any of the Selling Shareholders.

(s) Good Standing. The International Underwriters and the Agents shall have received on and as of the Closing Date satisfactory evidence of the good standing of each of the Company’s material U.S. subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions (to the extent the concept of good standing exists in such order jurisdictions) as the International Underwriters and the Agents may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(t) Exchange Listing. The ADSs to be delivered on the Closing Date and any Additional Closing Date, as the case may be, shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance. The Brazilian Shares to be placed outside Brazil by the Agents on the Closing Date and any Additional Closing Date, as the case may be, shall have been approved for listing on the Nível 2 segment of BM&FBOVESPA.

(u) Additional Documents. On or prior to the Closing Date and any Additional Closing Date, as the case may be, the Company and the Selling Shareholders shall have furnished to the International Underwriters and the Agents such further certificates and documents as the International Underwriters and the Agents may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the International Banks.

9. Indemnification and Contribution.

(a) Indemnification of the International Banks by the Company. The Company agrees to indemnify, defend and hold harmless each International Bank, its affiliates, directors and officers and each person, if any, who controls such International Bank within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal fees or other expenses reasonably incurred by any International Bank in connection with defending or investigating any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, any road show as defined in Rule 433(h) under the Securities Act (a “road show”) or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse any legal or other expenses reasonably incurred by such International Bank in connection with investigating or defending such loss, claim, damage, liability or action, except, in each case, that the Company will not be liable insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission from any such documents made in reliance upon and in conformity with any information relating to any International Bank furnished to the Company in writing by such International Bank expressly for use therein, it being understood and agreed that the only such information furnished by any International Bank consists of the information described as such in subsection (c) below.

(b) Indemnification of the International Banks by the Selling Shareholders. Each Selling Shareholder agrees, severally and not jointly with the Company and each of such other Selling Shareholders, to indemnify and hold harmless each International Bank, its affiliates, directors and officers and each person, if any, who controls such International Bank within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, in each case only insofar as such losses, claims, damages or liabilities (including, without limitation, any legal fees or other expenses reasonably incurred by any International Bank in connection with defending or investigating any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred) arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission from any of such documents made in reliance upon and in conformity with the Selling Shareholder Information relating to such Selling Shareholder, and will reimburse any legal or other expenses reasonably incurred by such International Bank in connection with investigating or defending such loss, claim, damage, liability or action; provided, that any such Selling Shareholder’s aggregate liability under this Section 9 shall be limited to the amount equal to the total net proceeds (after deducting underwriting discounts and commissions before deducting taxes and expenses) from the Global Offering received by such Selling Shareholder from the sale of its Securities pursuant to the Brazilian Underwriting Agreement and hereunder. The obligation of each Selling Shareholder to indemnify, jointly and severally, the International Banks under this Section 9 shall be in proportion to the number of Securities to be sold by such Selling Shareholder hereunder and under the Brazilian Underwriting Agreement.

(c) Indemnification of the Company and the Selling Shareholders. Each International Bank agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each Selling Shareholder and each person, if any, who controls such Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities (including, without limitation, any legal fees or other expenses reasonably incurred by the Company or the Selling Shareholder, as the case may be, in connection with defending or investigating any suit, action or proceeding or any claim asserted, as such fees or expenses are incurred) that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such International Bank furnished to the Company in writing by such International Bank expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any road show or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), and will reimburse any legal or other expenses reasonably incurred by the Company and the Selling Shareholders in connection with investigating or defending such loss, claim, damage, liability or action, it being understood and agreed upon that the only such information furnished by any International Bank consists of the following information in the Prospectus furnished on behalf of each International Bank: the concession and reallowance figures appearing in the [9th and 10th] paragraphs under the caption “Underwriting (Conflicts of Interest)”, the information contained under the caption “Underwriting (Conflicts of Interest)–Other Relationships”, provided, however, that the aggregate liability of each International Bank hereunder shall in no event exceed such International Bank’s net underwriting discounts and commissions (after deducting taxes and expenses) with respect to the placement of the Brazilian Shares outside Brazil or sale of the ADSs hereunder.

(d) In addition to and without limitation of the Company’s and each Selling Shareholder’s obligation to indemnify Deutsche Bank Securities Inc. as an International Bank, the Company and each Selling Shareholder also agree, severally and not jointly, to indemnify and hold harmless the QIU, its affiliates, directors and officers and each person, if any, who controls the QIU within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal fees or other expenses reasonably incurred by the QIU in connection with defending or investigating any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred) incurred as a result of the QIU’s participation as a “qualified independent underwriter” within the meaning of Rule 5121 in connection with the offering of the Securities, and will reimburse any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending such loss, claim, damage, or liability; provided, however, in the case of a Selling Shareholder, that such Selling Shareholder’s obligation to indemnify the QIU under this Section 9(d) shall apply only insofar as such losses, claims, damages or liabilities (including, without limitation, any legal fees or other expenses reasonably incurred by the QIU in connection with defending or investigating any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred) arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission from any such documents made in reliance upon and in conformity with the Selling Shareholder Information relating to such Selling Shareholder. The aggregate liability of each Selling Shareholder under this Section 9 shall be limited to the amount equal to the total net proceeds (before deducting taxes and expenses) from the Global Offering received by such Selling Shareholder from the sale of its Securities pursuant to the Brazilian Underwriting Agreement and hereunder. The obligation of each Selling Shareholder to indemnify the QIU under this Section 9(d) shall be in proportion to the number of Securities to be sold by such Selling Shareholder hereunder and under the Brazilian Underwriting Agreement.

(e) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to the preceding paragraphs of this Section 9, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under the preceding paragraphs of this Section 9. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them; or (v) indemnification is sought pursuant to Section 9(d) and the QIU reasonably concludes that there may exist a conflict of interest between the QIU and any other Indemnified Person or Indemnifying Person in connection with any one action or separate but similar or related actions. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for each Indemnified Person, and that all such reasonable fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any International Bank, its affiliates, directors and officers and any control persons of such International Bank shall be designated in writing by the Representatives; any such separate firm for the QIU, its affiliates, directors and officers and any control persons of the QIU shall be designated in writing by the QIU; any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company; and any such separate firm for any Selling Shareholder shall be designated in writing by such Selling Shareholder. The Indemnifying Person shall not be liable for any set tlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested in writing that an Indemnifying Person reimburse the Indemnified Person for the reasonable fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Indemnifying Person of such written request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(f) Contribution. If the indemnification provided for in paragraphs (a), (b), (c) and (d) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders, on the one hand, and the International Banks on the other, from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders, on the one hand, and the International Banks on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders, on the one hand, and the International Banks on the other, shall be deemed to be in the same respective proportions as the proceeds (before deducting taxes and expenses) received by the Company and such Selling Shareholders from the sale of the Securities and the total underwriting discounts and commissions (after deducting taxes and expenses) received by the International Banks in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Securities sold by the Company or such Selling Shareholder, as applicable. The relative fault of the Company and the Selling Shareholders, on the one hand, and the International Banks on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to, (i) in the case of the Company, information supplied by the Company and the Selling Shareholders, (ii) in the case of the Selling Shareholders, to information supplied by such Selling Shareholders or, (iii) in the case of the International Banks, to information supplied by the International Banks and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the International Banks agree that Deutsche Bank Securities Inc. will not receive any additional benefits hereunder for serving as the QIU in connection with the offering and sale of the Securities.

(g) Limitation on Liability. The Company, the Selling Shareholders and the International Banks agree that it would not be just and equitable if contribution pursuant to paragraph (e) above were determined by pro rata allocation (even if the Selling Shareholders or the International Banks were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of paragraphs (e) and (f), in no event shall (i) an International Bank be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such International Bank (after deducting taxes and expenses) with respect to the offering of the Securities exceeds the amount of any damages that such International Bank has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and (ii) a Selling Shareholder be required to contribute any amount in excess of the amount by which the net proceeds received by it (after deducting underwriting discounts and commissions before deducting taxes and expenses) with respect to the offering of the Securities exceeds the amount of any damages that Selling Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The International Banks’ respective obligations to contribute pursuant to paragraphs (e) and (f) are several in proportion to their respective purchase obligations hereunder and not joint.

(h) Directed Share Program Indemnification. (i) The Company agrees to indemnify and hold harmless Citigroup Global Markets Inc., its directors and officers, each person, if any, who controls Citigroup Global Markets Inc. within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of Citigroup Global Markets Inc. within the meaning of Rule 405 of the Securities Act (each a “Citi Entity” and, collectively, the “Citi Entities”) from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal fees or other expenses reasonably incurred in connection with defending or investigating any suit, action or proceeding or any claim asserted, as such fees or expenses are incurred) (1) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (2) caused by the failure of any Participant to pay for and accept delivery of Directed ADSs that the Participant agreed to purchase; or (3) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of Citi Entities.

(i) In case any proceeding (including any governmental investigation) shall be instituted involving any Citi Entity in respect of which indemnity may be sought pursuant to item (i) above, the Citi Entity seeking indemnity, shall promptly notify the Company in writing and the Company, upon request of the Citi Entity, shall retain counsel reasonably satisfactory to the Citi Entity to represent the Citi Entity and any others the Company may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Citi Entity shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Citi Entity unless (1) the Company shall have agreed to the retention of such counsel or (2) the named parties to any such proceeding (including any impleaded parties) include both the Company and the Citi Entity and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not, in respect of the legal expenses of the Citi Entities in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Citi Entities. Any such separate firm for the Citi Entities shall be designated in writing by Citigroup Global Markets Inc. The Company shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Company agrees to indemnify the Citi Entities from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time a Citi Entity shall have requested the Company to reimburse it for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Company agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (1) such settlement is entered into more than 30 days after receipt by the Company of the aforesaid request and (2) the Company shall not have reimbursed the Citi Entity in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of Citigroup Global Markets Inc., effect any settlement of any pending or threatened proceeding in respect of which any Citi Entity is or could have been a party and indemnity could have been sought hereunder by such Citi Entity, unless such settlement includes an unconditional release of the Citi Entities from all liability on claims that are the subject matter of such proceeding.

(j) Non-Exclusive Remedies. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person or Citi Entity at law or in equity.

10. Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

11. Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company and the Selling Shareholders, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Option Securities, prior to any Additional Closing Date, (i) trading generally shall have been suspended or materially limited on or by any of the BM&FBOVESPA, the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Market, the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by U.S. federal, New York State or Brazilian authorities or a material disruption in commercial banking or securities settlement, payment or clearance services in the United States or Brazil shall have occurred; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets, currency exchange rates or controls, or any calamity or crisis, either within or outside Brazil or the United States, that, in the judgment of the Representatives, is material and adverse and which, singly or together with any other event specific in this clause (iv), makes it impracticable or inadvisable to proceed with the offering, placement, sale or delivery of the Securities on the Closing Date or any Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Brazilian Underwriting Agreement, the Pricing Disclosure Package and the Prospectus.

12. Defaulting International Underwriter. If any International Underwriter or International Underwriters default in their obligations to purchase Firm ADSs hereunder on the Closing Date or the Option ADS on any Additional Closing Date and the aggregate number of ADSs that such defaulting International Underwriter or International Underwriters agreed but failed to purchase does not exceed 10% of the total number of ADSs that the International Underwriters are obligated to purchase on the Closing Date or such Additional Closing Date, the International Underwriters may make arrangements satisfactory to the Company, in the case of the Closing Date, or the Selling Shareholders, in the case of any Additional Closing Date, for the purchase of such ADSs by other persons, including any of the International Underwriters, but if no such arrangements are made by the Closing Date or any Additional Closing Date, as applicable, the non-defaulting International Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the ADSs that such defaulting International Underwriters agreed but failed to purchase on the Closing Date or such Additional Closing Date. If any International Underwriter or International Underwriters so default and the aggregate number of ADSs with respect to which such default or defaults occur exceeds 10% of the total number of ADSs that the International Underwriters are obligated to purchase on the Closing Date or any Additional Closing Date and arrangements satisfactory to the International Underwriters and the Company, in the case of the Closing Date, or the International Underwriters and the Selling Shareholders, in the case of any Additional Closing Date, for the purchase of such ADSs by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting International Underwriter, the Company or the Selling Shareholders, except as provided in Section 11 and Section 15. As used in this Agreement, the term “International Underwriter” includes any person substituted for an International Underwriter under this Section 12. Nothing herein will relieve a defaulting International Underwriter from liability it may have to the Company, the Selling Shareholders or any non-defaulting International Underwriter for damages caused by its default.

13. Payment of Expenses.

(a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of the Company’s and the Selling Shareholders’ obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, placement, sale, preparation and delivery of the Securities and any taxes payable in that connection, including any amounts payable to the ADS Depositary in connection therewith; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Pricing Disclosure Package and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s counsel and independent accountants and counsel for the Selling Shareholders and the International Banks; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the state or foreign securities or blue sky laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the International Banks and the Agents incurred in connection with this item (v); (vi) the cost of preparing stock certificates; (vii) the costs and charges of any transfer agent and any registrar; (viii) all expenses and the filing fee payable to FINRA (and the other fees and expenses reasonably incurred in connection with any filing with, and clearance of the offering by, FINRA (including the related fees and expenses of counsel for the International Underwriters and the Agents; (ix) all reasonable out-of-pocket expenses, subject to the Company’s review and approval, in connection with any “road show” presentation to potential investors; (x) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the ADSs and all expenses and application fees related to the listing of the ADSs on the New York Stock Exchange; and (xi) all of the fees and disbursements of counsel incurred by the International Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the International Banks in connection with the Directed Share Program; provided that the Company shall not be responsible for paying any fees incurred by a defaulting International Underwriter pursuant to Section 12 hereof; provided, further, that the reimbursement of all out-of-pocket expenses incurred by the Agents and the International Underwriters, and all underwriting discounts, commissions and incentive fees earned by the Agents and the International Underwriters shall not, in the aggregate, exceed 9% of the total proceeds of the International Offering. The aggregate amount of reasonable out-of-pocket expenses paid to the International Underwriters and the Brazilian Underwriters in connection with the offering, including the fees and disbursements of International Underwriters’ and Brazilian Underwriters’ counsel, shall not exceed US$3.0 million.

(b) If (i) this Agreement is terminated pursuant to Section 11, (ii) the Company or the Selling Shareholders for any reason fail to tender the Firm ADSs or the Option ADSs, as the case may be, for delivery to the International Underwriters or the Brazilian Shares for delivery to the Brazilian Underwriters or (iii) the Agents decline to place the Brazilian Shares or the International Underwriters decline to purchase the ADSs for any reason permitted under this Agreement, the Company agrees to reimburse the International Banks for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the International Banks in connection with this Agreement and the offering and placement contemplated hereby. Notwithstanding the foregoing, the parties hereto agree that the benefits of the representations and warranties in Sections 3 and 4, agreements in Sections 5, 6, 8 and 13 and indemnification provisions in Section 9 shall inure to the benefit of Bradesco Securities Inc. as placement agent.

14. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 9 hereof and no other person will have any obligation or right hereunder. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of ADSs from any International Underwriter shall be deemed to be a successor merely by reason of such purchase.

15. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Selling Shareholders and the International Banks contained in this Agreement or made by or on behalf of the Company, the Selling Shareholders or the International Banks pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the ADSs and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Selling Shareholders or the International Banks.

16. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City or São Paulo; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

17. Miscellaneous.

(a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, delivered or transmitted and confirmed by any standard form of telecommunication. Notices to the International Banks shall be given to the Representatives at: Citigroup Global Markets Inc., 388 Greenwich Street, New York, NY 10013, Attention: General Counsel (facsimile: +1 (646) 291-1469); Deutsche Bank Securities Inc., 60 Wall Street, 2nd Floor, New York, NY 10005, Attention: Equity Capital Markets – Syndicate Desk, with a copy to Deutsche Bank Securities Inc., 60 Wall Street, 36th Floor, New York, NY 10005, Attention: General Counsel (facsimile: +1 (212) 797-4564); Itau BBA USA Securities, Inc., 767 Fifth Avenue 50th Floor, New York, NY 10153, Attention: Steven M. Hurwitz (facsimile: + 1 (212) 838-4624). Notices to the Company shall be given to it at Edifício Jatobá, 8th floor, Castelo Branco Office Park, Avenida Marcos Penteado de Ulhôa Rodrigues, 939, Tamboré, Barueri, São Paulo, SP, 06460-040, Brazil; Attention: John Rodgerson (facsimile: +55 11 4134-9890). Notices to the Selling Shareholders shall be given to each Selling Shareholder at the address set forth across from such Selling Shareholder’s name on Schedule 2.

(b) Judgment Currency. The Company and the Selling Shareholders severally and not jointly, agree to indemnify each International Bank, its directors, officers, affiliates and each person, if any, who controls such International Bank within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any loss incurred by such International Bank as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the “judgment currency”) other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the judgment currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such indemnified person is able to purchase U.S. dollars with the amount of the judgment currency actually received by the indemnified person. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Selling Shareholders and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

(c) Waiver of Immunity. To the extent that the Company or any of the Selling Shareholders has or hereafter may acquire any immunity (sovereign or otherwise) from jurisdiction of (i) any court of Brazil, or any political subdivision thereof, (ii) any federal court in the United States or any court in the State of New York, or (iii) any jurisdiction in which it owns or leases property or assets or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, set-off or otherwise) with respect to themselves or their respective property and assets or this Agreement, the Company and each of the Selling Shareholders hereby irrevocably waives such immunity in respect of its obligations under this Agreement to the fullest extent permitted by applicable law.

(d) Jurisdiction and Venue. Each of the parties hereto hereby irrevocably agrees that any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any U.S. federal or state court located in the State of New York, Borough of Manhattan in The City of New York (“New York Court”) and the competent courts located in its jurisdiction of domicile with respect to actions brought against it as defendant, irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such proceeding and irrevocably submits to the jurisdiction of such courts in any suit, action or proceeding. The Company and each of the Selling Shareholders that is a Brazilian Person has appointed National Corporate Research, Ltd. as its authorized agent (the “Authorized Agent”) upon whom process may be served in any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated herein which may be instituted in any New York Court, by any International Bank, the directors, officers, employees and agents of any International Bank, or by any person who controls any International Bank, and expressly accepts the jurisdiction of any such court in respect of any such suit, action or proceeding. The Company and each of the Selling Shareholders hereby represent and warrant that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company and each of the Selling Shareholders agree to take all action, as may be necessary to maintain such designation in full force and effect. Service of process upon the Authorized Agent, and written notice of said service to the Company or the Selling Shareholder, as applicable, by the person serving the same to the address provided in Section 17(a), shall be deemed, in every respect, effective service of process upon the Company or such Selling Shareholder, as applicable. The provisions of this Section 17(d) shall survive the termination of this Agreement, in whole or in part.

(e) Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(f) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be deemed an original and all of which together shall constitute one and the same Agreement.

(g) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(h) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

(i) In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the International Banks are required to obtain, verify and record information that identifies their respective clients, including the Company and the Selling Shareholders, which information may include the name and address of their respective clients, as well as other information that will allow the International Banks to properly identify their respective clients.

If the foregoing is in accordance with the Company’s and the Selling Shareholders’ understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement among the Company, the Selling Shareholders, the International Underwriters and the Agents in accordance with its terms.

By executing this Agreement, you hereby confirm and accept this Agreement as of the date first written above.

[SIGNATURE PAGES FOLLOW]

CITIGROUP GLOBAL MARKETS INC.

By:
Name:
Title:

[Signature Page to the Underwriting Agreement]

DEUTSCHE BANK SECURITIES INC.

By:
Name:
Title:

[Signature Page to the Underwriting Agreement]

ITAU BBA USA SECURITIES, INC.

By:
Name:
Title:

[Signature Page to the Underwriting Agreement]

BANCO DO BRASIL SECURITIES LLC

By:
Name:
Title:

[Signature Page to the Underwriting Agreement]

BANCO BRADESCO BBI S.A.

By:
Name:
Title:

[Signature Page to the Underwriting Agreement]

J.P. MORGAN SECURITIES LLC

By:
Name:
Title:

[Signature Page to the Underwriting Agreement]

SANTANDER INVESTMENT SECURITIES INC.

By:
Name:
Title:

[Signature Page to the Underwriting Agreement]

RAYMOND JAMES & ASSOCIATES, INC.

By:
Name:
Title:

[Signature Page to the Underwriting Agreement]

SAFRA SECURITIES LLC

By:
Name:
Title:

[Signature Page to the Underwriting Agreement]

AZUL S.A.

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to the Underwriting Agreement]

Saleb II Founder 13 LLC

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to the Underwriting Agreement]

Star Sabia LLC

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to the Underwriting Agreement]

WP-New Air, LLC

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to the Underwriting Agreement]

Azul HoldCo, LLC

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to the Underwriting Agreement]

ZDBR LLC

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to the Underwriting Agreement]

Cia. Bozano

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to the Underwriting Agreement]

Maracatu LLC

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to the Underwriting Agreement]

Morris Azul, LLC

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to the Underwriting Agreement]

Trip Investimentos Ltda.

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to the Underwriting Agreement]

Trip Participações S.A.

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to the Underwriting Agreement]

Rio Novo Locações Ltda.

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to the Underwriting Agreement]

Schedule 1

INTERNATIONAL UNDERWRITERS AND AGENTS

International Underwriter	Number of Firm ADSs

Citigroup Global Markets Inc.	•

Deutsche Bank Securities Inc.	•

Itau BBA USA Securities, Inc.	•

Banco do Brasil Securities LLC	•

Banco Bradesco BBI S.A.	•

J.P. Morgan Securities LLC	•

Raymond James & Associates, Inc.	•

Santander Investment Securities Inc.	•

Total	•

Brazilian Underwriter/Agent	Number of Brazilian Shares

Citigroup Global Markets Brasil Corretora de Câmbio, Títulos e Valores Mobiliários S.A./Citigroup Global Markets Inc.	•

Deutsche Bank S.A. – Banco Alemão/Deutsche Bank Securities Inc.	•

Banco Itau BBA S.A./Itau BBA USA Securities, Inc.	•

BB – Banco de Investimento S.A./Banco do Brasil Securities LLC	•

Banco Bradesco BBI S.A./Bradesco Securities Inc.	•

Banco J.P. Morgan S.A./J.P. Morgan Securities LLC	•

Raymond James & Associates, Inc.	•

Banco J. Safra S.A./Safra Securities LLC	•

Banco Santander (Brasil) S.A./Santander Investment Securities Inc.	•

Total	•

Sch. 1-1

Schedule 2

SELLING SHAREHOLDERS

Selling Shareholder:	Address:	Number of Firm ADSs	Number of Brazilian Firm Shares	Number of Option Securities
Saleb II Founder 13 LLC	Corporation Trust Center 1209 Orange Street Wilmington New Castle, Delaware 19801	•	•	•

Star Sabia LLC	c/o TPG Global, LLC 301 Commerce Street Suite 3300 Fort Worth, Texas 76102	•	•	•

WP-New Air LLC	One Harbor Drive, Suite 300 Sausalito, California 94965	•	•	•

Azul HoldCo, LLC	Corporation Trust Center 1209 Orange Street Wilmington New Castle, Delaware 19801	•	•	•

ZDBR LLC	c/o Zweig-DiMenna Associates, Inc. 900 Third Avenue 31st Floor New York, New York 10022	•	•	•

Sch. 2-1

Cia. Bozano	Rua Visconde de Ouro Preto, 5 11[o] andar (parte) Botafogo CEP 22250-180 Rio de Janeiro, Brazil	•	•	•

Maracatu LLC	2825 East Cottonwood Parkway Suite 400 Salt Lake City, Utah 84121	•	•	•

Morris Azul, LLC	4277 Park Terrace Drive Salt Lake City, Utah 84124	•	•	•

Trip Investimentos Ltda.	Rodovia BR 262 Km 5, s/n CEP 29145-901 Cariacica Espírito Santo, Brazil	•	•	•

Trip Participações S.A.	Rua José Alexandre Buaiz, 300 17[o] e 18º andares Enseada do Suá CEP 29050-545 Vitória Espírito Santo, Brazil	•	•	•

Rio Novo Locações Ltda.	Rodovia BR 262 Km 6,3, Sala 208 CEP 29157-405 Cariacica Espírito Santo, Brazil	•	•	•

Sch. 2-2

Annex A

a.	Pricing Disclosure Package

[list each Issuer Free Writing Prospectus to be included in the Pricing Disclosure Package]

[b.	Pricing Information Provided Orally by Underwriters]

[set out key information included in script that will be used by International Banks to confirm sales]

Annex A-1

Exhibit A

FORM OF LOCK-UP AGREEMENT

March 16, 2017

Citigroup Global Markets Inc.

388 Greenwich Street

New York, NY 10013

Deutsche Bank Securities Inc.

60 Wall St., 44th Floor

New York, NY 10005

Itau BBA USA Securities, Inc.

767 Fifth Avenue, 50th Floor

New York, NY 10153

As Representatives of the several International Banks listed in

Schedule 1 to the Underwriting Agreement referred to below.

Re:     AZUL S.A. – Global Offering

Ladies and Gentlemen:

The undersigned understands that you, as Representatives of the several International Banks, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Azul S.A., a sociedade por ações organized under the laws of the Federative Republic of Brazil (the “Company”) and the Selling Shareholders listed in Schedule 2 thereto (the “Selling Shareholders”), providing for the public offering (the “International Offering”) by the several Underwriters named in Schedule 1 to the Underwriting Agreement (the “International Underwriters”), of preferred shares of the Company, no par value (the “International Shares”), in the form of American Depositary Shares (the “ADSs”). In addition, in connection with an agreement, to be dated as of •, 2017 (the “Brazilian Underwriting Agreement”), among the Company, the Selling Shareholders and the Brazilian underwriters named therein (the “Brazilian Underwriters”), and the BM&FBOVESPA S.A. – Bolsa de Valores, Mercadorias e Futuros, as intervening party, relating to the sale of preferred shares of the Company, no par value (the “Brazilian Shares” and, together with the International Shares, the “Shares”) in Brazil (the “Brazilian Offering” and together with the International Offering, the “Global Offering”), the undersigned understands that the International Underwriters expect to act as agents (the “Agents” and, together with the International Underwriters, the “Underwriters”) to the Brazilian Underwriters for the facilitation of the placement of Brazilian Shares outside Brazil. The ADSs and the Shares are collectively referred to as the “Securities.”

Exhibit A-1

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Agents’ agreement to facilitate the placement of the Brazilian Shares and the International Underwriters’ agreement to purchase and make the International Offering of the International Shares, in the form of ADSs, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Representatives, on behalf of the International Underwriters and the Agents, the undersigned will not, during the period ending 180 days after the date of the Prospectus, (1) issue, offer, pledge, deposit, loan, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any preferred shares of the Company (including the Securities) or any securities representing or convertible into or exercisable or exchangeable for any such securities (including without limitation, (i) any common shares of the Company convertible into preferred shares, and (ii) any preferred shares or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant), or publicly disclose the intention to make any offer, sale, pledge, deposit, loan, contract, grant, transfer or disposition, (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences associated with ownership of any preferred shares of the Company (including the Securities) or any such other securities of the Company, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of preferred shares of the Company (including the Securities) or such other securities of the Company, in cash or otherwise or (3) make any demand for or exercise any right with respect to the registration of any preferred shares of the Company (including the Securities) or any security convertible into or exercisable or exchangeable for preferred shares of the Company (including common shares of the Company convertible into preferred shares), in each case other than (A) the Securities to be offered by the undersigned pursuant to the Underwriting Agreement and the Brazilian Underwriting Agreement, (B) transfers of preferred shares of the Company (including the Securities) as a bona fide gift or gifts, (C) distributions of Securities to partners, members or shareholders of the undersigned, (D) as a loan by the undersigned to Mr. David Neeleman or Saleb II Founder 1 LLC or any entity indicated thereby, of the number of the undersigned’s Securities determined by Mr. David Neeleman or Saleb II Founder 1 LLC to be necessary for the stabilization of the Securities as provided in the Brazilian Stabilization Agreement, (E) transfers to the undersigned’s subsidiaries, affiliates or to any investment fund or other entity controlled or managed or under common control or Management by the undersigned, (F) the transfer of any Securities from (i) Mr. David Neeleman to his spouse, siblings, parents, lineal descendants or to Saleb II Founder 1 LLC or (ii) from Saleb II Founder 1 LLC to Mr. David Neeleman or his spouse, siblings, parents or lineal descendants, or (G) any transfer pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of any of the Securities involving a change of control of the Company; provided that in the case of any transfer or distribution pursuant to clause (B), (C), (E) or (F), each donee, distributee or transferee shall execute and deliver to the Representatives a lock-up letter in the form of this paragraph; and provided, further, that in the case of any transfer or distribution pursuant to clause (B), (C), (E) or (F), no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended, or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the 180-day restricted period referred to above).

Exhibit A-2

If the undersigned is an officer or director of the Company, (i) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Securities, the Representatives, on behalf of the International Underwriters and the Agents, will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives on behalf of the International Underwriters and the Agents hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, if (i) the Underwriting Agreement does not become effective, (ii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold and placed thereunder, (iii) the Company advises the Representatives in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the International Offering, (iv) the Company files an application to withdraw the Registration Statement, or (v) the Closing Date and any Additional Closing Date, if any, shall not have occurred by •, 2017, the undersigned shall be released from all obligations under this agreement. The undersigned understands that the International Banks are entering into the Underwriting Agreement and proceeding with the International Offering in reliance upon this agreement.

Exhibit A-3

This agreement and any claim, controversy or dispute arising under or related to this agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours, [NAME OF UNDERSIGNED]

By:
Name: Title:

Exhibit A-4

Exhibit B

Form of Waiver of Lock-up

Azul S.A.

Public Offering of Securities

, 20

[Name and Address of

Officer or Director

Requesting Waiver]

Dear Mr./Ms. [Name]:

This letter is being delivered to you in connection with the lock-up letter dated                     , 20         (the “Lock-up Letter”), executed by you in connection with the offering by Azul S.A. (the “Company”) of Securities (as defined in the Lock-up Letter), and your request for a [waiver] [release] dated                     , 20        , with respect to                      Securities (the “[Released][Waived] Securities”).

Each of the Representatives hereby agrees to [waive] [release] the transfer restrictions set forth in the Lock-up Letter, but only with respect to the [Released][Waived] Securities, effective                     , 20[•]; provided, however, that such [waiver] [release] is conditioned on the Company announcing the impending [waiver] [release] by press release, in the form attached hereto as Index I, through a major news service at least two business days before effectiveness of such [waiver] [release]. This letter will serve as notice to the Company of the impending [waiver] [release].

Except as expressly [waived] [released] hereby, the Lock-up Letter shall remain in full force and effect.

Yours very truly,

[Signature of [Representative]]

[Name of [Representative]]

cc: Company

Index I-1

Index I

Form of Press Release

Azul S.A.

[Date]

Azul S.A. (“Company”) announced today that Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Itau BBA USA Securities, Inc., Banco do Brasil Securities LLC, Banco Bradesco BBI S.A., J.P. Morgan Securities LLC, Raymond James & Associates, Inc., and Santander Investment Securities Inc., the joint book-runners in the Company’s recent public sale of preferred shares, no par value, of the Company, including in the form of American Depositary Shares (the “Securities”), are [waiving] [releasing] a lock-up restriction with respect to [            ] Securities held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on     ,         20[•], and the Securities may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

Index I-1